Destination'33 Act File No. 333-40455
                                                      '40 Act File No. 811-08495

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 2007

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

Post-Effective Amendment No.        88                                 [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.                       89                                 [X]

                        (Check appropriate box or boxes)

                             NATIONWIDE MUTUAL FUNDS

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 12OO RIVER ROAD
                                   SUITE 1000
                        CONSHOHOCKEN, PENNSYLVANIA 19428
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

       Registrant's Telephone Number, including Area Code: (484) 530-1300


                                           Send Copies of Communications to:
ALLAN J. OSTER, ESQ.                       MS. BARBARA A. NUGENT, ESQ.
12OO RIVER ROAD, SUITE 1000                STRADLEY, RONON, STEVENS, & YOUNG LLP
CONSHOHOCKEN, PENNSYLVANIA 19428           2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)    PHILADELPHIA, PENNSYLVANIA 19103

It is proposed that this filing will become effective: (check appropriate box)

         [  ] immediately upon filing pursuant to paragraph (b)

         [X] on August 28, 2007 pursuant to paragraph (b)

         [  ] 60 days after filing pursuant to paragraph (a)(1)

         [  ] on [date] pursuant to paragraph (a)(1)

         [  ] 75 days after filing pursuant to paragraph (a)(2)

         [  ] on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

         [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Nationwide Target Destination Funds
Fund Prospectus
August 29, 2007


Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM


                                            [GRAPHIC OMITTED] NATIONWIDE
                                                              FUNDS
                                                              On Your Side

Nationwide Target Destination Funds

These Funds offer diversified asset allocation portfolios that, over time, gradually grow more conservative based on a predetermined target retirement date.

                                TABLE OF CONTENTS

                                3 SECTION 1: FUND SUMMARIES AND PERFORMANCE Nationwide Destination 2010 Fund Nationwide Destination 2015 Fund Nationwide Destination 2020 Fund Nationwide Destination 2025 Fund Nationwide Destination 2030 Fund Nationwide Destination 2035 Fund Nationwide Destination 2040 Fund Nationwide Destination 2045 Fund Nationwide Destination 2050 Fund Nationwide Retirement Income Fund

                               17   SECTION 2: FUND DETAILS
                                    Additional Information about Investments,
                                    Investment Strategies and Risks

                               18   SECTION 3: FUND MANAGEMENT
                                    Investment Adviser
                                    Portfolio Management

                               19 SECTION 4: INVESTING WITH NATIONWIDE FUNDS Choosing a Share Class
                                    Sales Charges and Fees
                                    Revenue Sharing
                                    Contacting Nationwide Funds
                                    Buying Shares
                                    Fair Value Pricing
                                    In-Kind Purchases
                                    Customer Identification Information
                                    Accounts with Low Balances
                                    Exchanging Shares
                                    Automatic Withdrawal Program
                                    Selling Shares
                                    Excessive or Short-Term Trading
                                    Exchange and Redemption Fees

                               31   SECTION 5: DISTRIBUTIONS AND TAXES
                                    Income and Capital Gains Distributions
                                    Selling and Exchanging Shares
                                    Rebalancing Target Asset Allocations
                                    Other Tax Jurisdictions
                                    Tax Status for Retirement Plans and Other
                                    Tax-Deferred Accounts
                                    Backup Withholding
                                    Excess Inclusion Income

                               33   SECTION 6: MULTI-MANAGER STRUCTURE

                               34   SECTION 7: FINANCIAL HIGHLIGHTS

                               35   APPENDIX: DESCRIPTION OF
                                      UNDERLYING INVESTMENTS


                                                   TARGET DESTINATION SERIES | 1

NATIONWIDE Target Destination Funds

INTRODUCTION TO THE TARGET DESTINATION FUNDS

This prospectus provides information about the ten mutual funds identified below (the "Funds"), the shares of which are offered by Nationwide Mutual Funds (the "Trust" or "Nationwide Funds").

Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

Each Fund is intended to:

         o provide a solution for investors seeking to achieve their retirement financial objectives through a professionally developed asset allocation program.

         o maximize long-term investment return through broadly diversified investment options tailored to a specific target retirement date.

Each Fund is a "fund of funds" that invests in affiliated and unaffiliated mutual funds (including exchange-traded funds) and short-term investments representing a variety of asset classes.

A NOTE ABOUT SHARE CLASSES

Each Fund has six different share classes - Class A, Class C, Class R1, Class R2, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

Although each Fund is currently managed by Nationwide Fund Advisors, the Funds' investment adviser ("NFA" or the "Adviser"), each Fund may employ a "multi-manager" structure, which means that the Adviser, as each Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with the Adviser, for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See
Section 6: Multi-Manager Structure for more information.

2 | TARGET DESTINATION SERIES

SECTION 1 NATIONWIDE TARGET DESTINATION FUNDS SUMMARIES AND PERFORMANCE

INVESTMENT OBJECTIVE

Each Fund (except the Nationwide Retirement Income Fund) seeks capital appreciation and income consistent with its current asset allocation. The Nationwide Retirement Income Fund seeks to provide current income consistent with capital preservation and, as a secondary investment objective, capital appreciation. A Fund's investment objective is non-fundamental and can be changed without shareholder approval.

PRINCIPAL STRATEGIES

Each Fund seeks to achieve its objective by investing in a professionally selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the target date designated in the Fund's name (or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years). Depending on its proximity to its target date, each Fund employs a different combination of investments among different asset classes in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time, each Fund's allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

Choosing a Fund with an earlier target retirement date represents a more conservative approach, with typically greater investment in bonds and short-term investments. Choosing a Fund with a later target retirement date represents a more aggressive approach, with typically greater investment in stocks.

At a Fund's target date, the Fund will continue to become more conservative over the next 20 years. When a Fund reaches 20 years beyond its target date, the Adviser expects to recommend that the Trust's Board of Trustees approve combining such Fund with the Nationwide Retirement Income Fund, which offers investors the most conservative allocation scheme and the most income-oriented portfolio available among the Funds. If the combination is approved and applicable regulatory requirements are met, the Fund's shareholders would then become shareholders of the Nationwide Retirement Income Fund. Shareholders will be provided with additional information at that time, including information pertaining to any tax consequences of the combination.

The asset classes in which the Funds may invest include, but are not limited to, U.S. stocks, international and emerging market stocks, real estate investment trusts ("REITs"), commodity-linked instruments, bonds (U.S., international and emerging markets) and short-term investments.

Each Fund is a "fund-of-funds" that invests in underlying portfolios of Nationwide Funds and unaffiliated mutual funds (including exchange-traded funds) (each, an "Underlying Fund" or collectively,"Underlying Funds") that collectively represent several asset classes. Many of the Underlying Funds are "index" funds that invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track a benchmark stock or bond index. The Funds also invest in certain non-index Underlying Funds, which also invest directly in equity, bond or other securities, but which feature a more active approach to portfolio management. You could purchase shares of most of the Underlying Funds directly. However, the Funds offer the added benefits of a professional asset allocation program at a risk level considered appropriate to each Fund's target date and an extra measure of diversification.

For each Fund, the Adviser establishes an anticipated allocation among different asset classes based on the year identified in the Fund's name. Within each anticipated asset class allocation, the Adviser selects the Underlying Funds and the percentage of the Fund's assets that will be allocated to each such Underlying Fund. The Fund's portfolio manager reviews the allocations among the asset classes and Underlying Funds on a routine basis. The Adviser will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Fund and in order to help achieve each Fund's investment objective. The Funds generally assume an investor's target retirement age of 65; this age is only an approximate guide, and is not necessarily intended to reflect the specific age at which an investor should retire or start withdrawing retirement assets. Investors also should be aware that the Funds are not a complete financial solution to one's retirement needs - you should consider many factors when selecting a target retirement date, such as when to retire, what your financial needs will be, and what other sources of income you may have.

                                                   TARGET DESTINATION SERIES | 3

Listed in the tables below for each Fund are the target allocations for the different asset classes that have been established by the Adviser as of the date of this Prospectus. These asset class allocations will change over time in order to meet each Fund's objective or as economic and/or market conditions warrant. Until a stated target allocation is itself changed, day-to-day market activity will likely cause a Fund's asset allocations to fluctuate from the stated target.

Under ordinary circumstances, the Adviser will rebalance the assets of each Fund periodically in order to conform its actual allocations to those stated in the then current prospectus. The Adviser reserves the right to add or delete asset classes or to change the target allocations at any time and without notice.



ASSET CLASSES                                          TARGET ASSET ALLOCATIONS

                                        2010         2015         2020         2025         2030
                                        FUND         FUND         FUND         FUND         FUND
U.S. STOCKS
  U.S. LARGE CAP                         25%          25%          26%          28%          30%
  (Consists of Underlying Funds
  that generally invest in
  companies with market
  capitalizations similar to
  companies in the Standard
  & Poor's 500 Index.)

  U.S. MID CAP                            9%          10%          10%          12%          13%
  (Consists of Underlying Funds
  that generally invest in
  companies with market
  capitalizations similar to
  companies in the S&P Mid Cap
  400 Index.)

  U.S. SMALL CAP                          4%           5%           6%           8%           8%
  (Consists of Underlying Funds
  that generally invest in
  companies with market
  capitalizations similar to
  companies in the Russell 2000
  Index.)

INTERNATIONAL STOCKS                     13%          15%          17%          17%          20%

EMERGING MARKET STOCKS                    2%           2%           3%           4%           5%

REITS                                     2%           2%           3%           3%           3%

COMMODITIES                               4%           4%           4%           4%           5%

INTERMEDIATE TERM BONDS                  12%          13%          16%          13%          11%

INFLATION-PROTECTED BONDS                12%          11%           9%           7%           4%

HIGH YIELD BONDS                          2%           1%          --           --           --

INTERNATIONAL BONDS                       5%           4%          --           --           --

SHORT-TERM BONDS                          8%           7%           5%           3%          --

SHORT-TERM INVESTMENTS                    2%           1%           1%           1%           1%


4 | TARGET DESTINATION SERIES

ASSET CLASSES                                          TARGET ASSET ALLOCATIONS

                                        2035         2040         2045         2050       RETIREMENT
                                        FUND         FUND         FUND         FUND      INCOME FUND
U.S. STOCKS
  U.S. LARGE CAP                         30%          32%          31%          28%          18%
  (Consists of Underlying Funds
  that generally invest in
  companies with market
  capitalizations similar to
  companies in the
  Standard & Poor's 500 Index.)

  U.S. MID CAP                           13%          13%          14%          14%           2%
  (Consists of Underlying Funds
  that generally invest in
  companies with market
  capitalizations similar to
  companies in the S&P Mid Cap
  400 Index.)

  U.S. SMALL CAP                         10%          12%          12%          12%          --
  (Consists of Underlying Funds
  that generally invest in
  companies with market
  capitalizations similar to
  companies in the Russell
  2000 Index.)

INTERNATIONAL STOCKS                     22%          23%          25%          27%           5%

EMERGING MARKET STOCKS                    5%           6%           7%           8%          --

REITS                                     4%           4%           5%           5%           2%

COMMODITIES                               5%           5%           5%           5%           3%

INTERMEDIATE TERM BONDS                  10%           4%          --           --            7%

INFLATION-PROTECTED BONDS                --           --           --           --           24%

HIGH YIELD BONDS                         --           --           --           --            2%

INTERNATIONAL BONDS                      --           --           --           --            8%

SHORT-TERM BONDS                         --           --           --           --           18%

SHORT-TERM INVESTMENTS                    1%           1%           1%           1%          11%

PRINCIPAL RISKS

There is no guarantee that a Fund will achieve its investment objective.

Investments in each Fund are subject to risks related to the Fund's allocation strategy. In general, a Fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a Fund with an earlier target date. A Fund at its target date through the next 20 years is expected to be less volatile than a Fund in its "pre-target date" stage. The Nationwide Retirement Income Fund, which is the vehicle intended to serve investors who are approximately 20 years beyond a Fund's target date, is expected to be the least volatile of the Funds due to the Nationwide Retirement Income Fund's further reduced exposure to equity securities. Because a Fund's allocation may not match a particular investor's retirement goal, an investor may find that he or she does not have the desired level of retirement assets available when the investor has a need to withdraw funds.

As with any mutual fund, the value of each Fund's investments - and therefore, the value of each Fund's shares - may fluctuate. These changes may occur because of the following risks:

RISKS ASSOCIATED WITH THE FUNDS

ASSET ALLOCATION RISK - Each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund's investment allocation to it.

PERFORMANCE RISK - Each Fund's investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund's performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.

RETIREMENT GOAL RISK - An investor may have different retirement needs than the allocation model anticipates.

                                                   TARGET DESTINATION SERIES | 5

RISKS ASSOCIATES WITH STOCKS

STOCK MARKET RISK refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

         o        corporate earnings;
         o        production;
         o        management;
         o        sales and
         o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small-or large-capitalization stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

MID-CAP AND SMALL-CAP RISK - Investments in medium-sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because the stocks of mid-cap and small-cap companies are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, it may be subject to increased risk.

RISKS ASSOCIATED WITH INTERNATIONAL STOCKS AND BONDS

FOREIGN RISK is the risk that international stocks and bonds may be more volatile, harder to price, and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:

         o        political and economic instability;
         o        the impact of currency exchange rate fluctuations;
         o        reduced information about issuers;
         o        higher transaction costs;
         o        less stringent regulatory and accounting standards and
         o        delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

RISKS ASSOCIATED WITH BONDS AND SHORT-TERM INVESTMENTS

INTEREST RATE RISK is the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes.

CREDIT RISK is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns. This risk is particularly high for high-yield bonds and lower-rated convertible securities.

INFLATION RISK is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.

EXTENSION RISK is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile.

PREPAYMENT RISK is the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage-and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund's income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage-or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.


6 | TARGET DESTINATION SERIES

LOWER-RATED SECURITIES RISK - refers to the possibility that an Underlying Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. An Underlying Fund's investments in lower-rated securities may involve the following specific risks:

         o greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;
         o wider price fluctuations due to changing interest rates and/or adverse economic and business developments and
         o        greater risk of loss due to declining credit quality.

TIPS BOND RISK - TIPS are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund. Additional Risks that May Affect the Funds.

ADDITIONAL RISKS THAT MAY AFFECT THE FUNDS

INDEX FUND RISK - Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

DERIVATIVES RISK - the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when the financial assets to which the derivatives are linked (e.g., security prices, currency rates, interest rates) change in unexpected ways. Some Underlying Funds may invest in derivatives, primarily commodity-linked instruments, futures and options on futures.

Derivatives investing involves several different risks, including the risk that:

         o the other party to the derivatives contract may fail to fulfill its obligations;
         o the use of derivatives may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets;
         o the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and
         o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EXCHANGE TRADED FUNDS RISK - the risk associated with a particular exchange-traded fund ("ETF") corresponds closely to the risk of the asset subclass the Fund is tracking. An ETF will perform well when the index it tracks is making gains, but may perform poorly when that index is falling. The Fund will also bear a pro rata portion of the ETF's expenses. In addition, some ETFs are more thinly traded than others, which could make it difficult to sell at the desired price, especially in a market downturn.

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.


                                                   TARGET DESTINATION SERIES | 7

NON-DIVERSIFIED FUND RISK - certain Underlying Funds may be non-diversified, meaning they may hold larger positions in fewer securities than other funds. As a result, a single security's increase or decrease in value may have a greater impact on the Underlying Fund's net asset value and total return.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT AND REAL ESTATE RISK - involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. To the extent an Underlying Fund invests in REITs, the Underlying Fund may be subject to these risks.

REDEMPTION FEE RISK - certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as "market timing," and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Funds do not intend to engage in market timing in Underlying Fund shares. However, each Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Fund's own shares, to conduct periodic rebalancing of the Fund's assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct each Fund's purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

PORTFOLIO TURNOVER RISK - The portfolio managers of some Underlying Funds may engage in active and frequent trading of portfolio securities if the portfolio managers believe that this will be beneficial. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund's performance and may:

         o        increase share price volatility and
         o        result in additional tax consequences for Fund shareholders.

If the value of a Fund's investments goes down, you may lose money.

PERFORMANCE

Performance information is not provided because the Funds did not begin operations until the date of this Prospectus.


8 | TARGET DESTINATION SERIES

FEES AND EXPENSES

These tables describe the direct fees and expenses you may pay if you buy and hold shares of the Funds, depending on the share class you select. These tables also reflect the proportion of the Underlying Funds' expenses you may pay indirectly through ownership of shares of the Funds.


DESTINATION 2010 FUND

                                                                                                 INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID                   CLASS A        CLASS C       CLASS R1       CLASS R2    SERVICE CLASS      CLASS
DIRECTLY FROM YOUR INVESTMENT)1          SHARES         SHARES         SHARES         SHARES        SHARES          SHARES
Maximum Sales Charge (Load)
imposed upon purchases (as
a percentage of the
offering price)                          5.75%2         None           None           None           None           None

Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None3          1.00%4         None           None           None           None

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees5                         0.50%          0.50%          0.50%          0.50%          0.50%          0.50%

Distribution and/or Service
(12b-1) Fees                             0.25%          1.00%          0.65%          0.50%          0.00%          0.00%

Other Expenses6                          0.25%          None           0.25%          0.25%          0.25%          None

Total Direct Annual Fund
Operating Expenses                       1.00%          1.50%          1.40%          1.25%          0.75%          0.50%

Amount of Fee Waiver                     0.17%          0.17%          0.17%          0.17%          0.17%          0.17%

TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER WAIVERS)7      0.83%          1.33%          1.23%          1.08%          0.58%          0.33%

Acquired Fund (i.e.,
Indirect Annual Underlying
Fund) Operating Expenses8                0.31%          0.31%          0.31%          0.31%          0.31%          0.31%

TOTAL DIRECT AND ACQUIRED
FUND ANNUAL
OPERATING EXPENSES                       1.14%          1.64%          1.54%          1.39%          0.89%          0.64%


DESTINATION 2015 FUND

                                                                                                 INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID                   CLASS A        CLASS C       CLASS R1       CLASS R2    SERVICE CLASS      CLASS
DIRECTLY FROM YOUR INVESTMENT)1          SHARES         SHARES         SHARES         SHARES        SHARES          SHARES
Maximum Sales Charge (Load)
imposed upon purchases (as
a percentage of the
offering price)                          5.75%2         None           None           None           None           None

Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None3          1.00%4         None           None           None           None

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees5                         0.50%          0.50%          0.50%          0.50%          0.50%          0.50%

Distribution and/or Service
(12b-1) Fees                             0.25%          1.00%          0.65%          0.50%          0.00%          0.00%

Other Expenses6                          0.25%          None           0.25%          0.25%          0.25%          None

Total Direct Annual Fund
Operating Expenses                       1.00%          1.50%          1.40%          1.25%          0.75%          0.50%

Amount of Fee Waiver                     0.17%          0.17%          0.17%          0.17%          0.17%          0.17%

TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER WAIVERS)7      0.83%          1.33%          1.23%          1.08%          0.58%          0.33%

Acquired Fund (i.e.,
Indirect Annual Underlying Fund)
Operating Expenses8                      0.31%          0.31%          0.31%          0.31%          0.31%          0.31%

TOTAL DIRECT AND ACQUIRED
FUND ANNUAL OPERATING EXPENSES           1.14%          1.64%          1.54%          1.39%          0.89%          0.64%


                                                   TARGET DESTINATION SERIES | 9

DESTINATION 2020 FUND

                                                                                                 INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID                   CLASS A        CLASS C       CLASS R1       CLASS R2    SERVICE CLASS      CLASS
DIRECTLY FROM YOUR INVESTMENT)1          SHARES         SHARES         SHARES         SHARES        SHARES          SHARES
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of the offering price)        5.75%2         None           None           None           None           None

Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None3          1.00%4         None           None           None           None

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees5                         0.50%          0.50%          0.50%          0.50%          0.50%          0.50%

Distribution and/or Service
(12b-1) Fees                             0.25%          1.00%          0.65%          0.50%          0.00%          0.00%

Other Expenses6                          0.25%          None           0.25%          0.25%          0.25%          None

Total Direct Annual Fund
Operating Expenses                       1.00%          1.50%          1.40%          1.25%          0.75%          0.50%

Amount of Fee Waiver                     0.17%          0.17%          0.17%          0.17%          0.17%          0.17%

TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER WAIVERS)7      0.83%          1.33%          1.23%          1.08%          0.58%          0.33%

Acquired Fund (i.e., Indirect
Annual Underlying Fund)
Operating Expenses8                      0.30%          0.30%          0.30%          0.30%          0.30%          0.30%

TOTAL DIRECT AND ACQUIRED
FUND ANNUAL OPERATING EXPENSES           1.13%          1.63%          1.53%          1.38%          0.88%          0.63%


DESTINATION 2025 FUND

                                                                                                 INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID                   CLASS A        CLASS C       CLASS R1       CLASS R2    SERVICE CLASS      CLASS
DIRECTLY FROM YOUR INVESTMENT)1          SHARES         SHARES         SHARES         SHARES        SHARES          SHARES
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of the offering price)        5.75%2         None           None           None           None           None

Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None3          1.00%4         None           None           None           None

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees5                         0.50%          0.50%          0.50%          0.50%          0.50%          0.50%

Distribution and/or Service
(12b-1) Fees                             0.25%          1.00%          0.65%          0.50%          0.00%          0.00%

Other Expenses6                          0.25%          None           0.25%          0.25%          0.25%          None

Total Direct Annual Fund
Operating Expenses                       1.00%          1.50%          1.40%          1.25%          0.75%          0.50%

Amount of Fee Waiver                     0.17%          0.17%          0.17%          0.17%          0.17%          0.17%

TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER WAIVERS)7      0.83%          1.33%          1.23%          1.08%          0.58%          0.33%

Acquired Fund (i.e., Indirect
Annual Underlying Fund)
Operating Expenses8                      0.30%          0.30%          0.30%          0.30%          0.30%          0.30%

TOTAL DIRECT AND ACQUIRED
FUND ANNUAL OPERATING EXPENSES           1.13%          1.63%          1.53%          1.38%          0.88%          0.63%


10 | TARGET DESTINATION SERIES

DESTINATION 2030 FUND

                                                                                                 INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID                   CLASS A        CLASS C       CLASS R1       CLASS R2    SERVICE CLASS      CLASS
DIRECTLY FROM YOUR INVESTMENT)1          SHARES         SHARES         SHARES         SHARES        SHARES          SHARES
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of the offering price)        5.75%2         None           None           None           None           None

Maximum Deferred Sales Charge
(Load)imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None3          1.00%4         None           None           None           None

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees5                         0.50%          0.50%          0.50%          0.50%          0.50%          0.50%

Distribution and/or Service
(12b-1) Fees                             0.25%          1.00%          0.65%          0.50%          0.00%          0.00%

Other Expenses6                          0.25%          None           0.25%          0.25%          0.25%          None

Total Direct Annual Fund
Operating Expenses                       1.00%          1.50%          1.40%          1.25%          0.75%          0.50%

Amount of Fee Waiver                     0.17%          0.17%          0.17%          0.17%          0.17%          0.17%

TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER WAIVERS)7      0.83%          1.33%          1.23%          1.08%          0.58%          0.33%

Acquired Fund (i.e., Indirect
Annual Underlying Fund)
Operating Expenses8                      0.32%          0.32%          0.32%          0.32%          0.32%          0.32%

TOTAL DIRECT AND ACQUIRED
FUND ANNUAL OPERATING EXPENSES           1.15%          1.65%          1.55%          1.40%          0.90%          0.65%


DESTINATION 2035 FUND

                                                                                                 INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID                   CLASS A        CLASS C       CLASS R1       CLASS R2    SERVICE CLASS      CLASS
DIRECTLY FROM YOUR INVESTMENT)1          SHARES         SHARES         SHARES         SHARES        SHARES          SHARES
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of the offering price)        5.75%2         None           None           None           None           None

Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None3          1.00%4         None           None           None           None

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees5                         0.50%          0.50%          0.50%          0.50%          0.50%          0.50%

Distribution and/or Service
(12b-1) Fees                             0.25%          1.00%          0.65%          0.50%          0.00%          0.00%

Other Expenses6                          0.25%          None           0.25%          0.25%          0.25%          None

Total Direct Annual Fund
Operating Expenses                       1.00%          1.50%          1.40%          1.25%          0.75%          0.50%

Amount of Fee Waiver                     0.17%          0.17%          0.17%          0.17%          0.17%          0.17%

TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER WAIVERS)7      0.83%          1.33%          1.23%          1.08%          0.58%          0.33%

Acquired Fund (i.e., Indirect
Annual Underlying Fund)
Operating Expenses8                      0.33%          0.33%          0.33%          0.33%          0.33%          0.33%

TOTAL DIRECT AND ACQUIRED
FUND ANNUAL OPERATING EXPENSES           1.16%          1.66%          1.56%          1.41%          0.91%          0.66%


                                                  TARGET DESTINATION SERIES | 11

DESTINATION 2040 FUND

                                                                                                 INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID                   CLASS A        CLASS C       CLASS R1       CLASS R2    SERVICE CLASS      CLASS
DIRECTLY FROM YOUR INVESTMENT)1          SHARES         SHARES         SHARES         SHARES        SHARES          SHARES
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of the offering price)        5.75%2         None           None           None           None           None

Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None3          1.00%4         None           None           None           None

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees5                         0.50%          0.50%          0.50%          0.50%          0.50%          0.50%

Distribution and/or Service
(12b-1) Fees                             0.25%          1.00%          0.65%          0.50%          0.00%          0.00%

Other Expenses6                          0.25%          None           0.25%          0.25%          0.25%          None

Total Direct Annual Fund
Operating Expenses                       1.00%          1.50%          1.40%          1.25%          0.75%          0.50%

Amount of Fee Waiver                     0.17%          0.17%          0.17%          0.17%          0.17%          0.17%

TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER WAIVERS)7      0.83%          1.33%          1.23%          1.08%          0.58%          0.33%

Acquired Fund (i.e., Indirect
Annual Underlying Fund)
Operating Expenses8                      0.32%          0.32%          0.32%          0.32%          0.32%          0.32%

TOTAL DIRECT AND ACQUIRED
FUND ANNUAL OPERATING EXPENSES           1.15%          1.65%          1.55%          1.40%          0.90%          0.65%


DESTINATION 2045 FUND

                                                                                                 INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID                   CLASS A        CLASS C       CLASS R1       CLASS R2    SERVICE CLASS      CLASS
DIRECTLY FROM YOUR INVESTMENT)1          SHARES         SHARES         SHARES         SHARES        SHARES          SHARES
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of the offering price)        5.75%2         None           None           None           None           None

Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None3          1.00%4         None           None           None           None

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees5                         0.50%          0.50%          0.50%          0.50%          0.50%          0.50%

Distribution and/or Service
(12b-1) Fees                             0.25%          1.00%          0.65%          0.50%          0.00%          0.00%

Other Expenses6                          0.25%          None           0.25%          0.25%          0.25%          None

Total Direct Annual Fund
Operating Expenses                       1.00%          1.50%          1.40%          1.25%          0.75%          0.50%

Amount of Fee Waiver                     0.17%          0.17%          0.17%          0.17%          0.17%          0.17%

TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER WAIVERS)7      0.83%          1.33%          1.23%          1.08%          0.58%          0.33%

Acquired Fund (i.e., Indirect
Annual Underlying Fund)
Operating Expenses8                      0.32%          0.32%          0.32%          0.32%          0.32%          0.32%

TOTAL DIRECT AND ACQUIRED
FUND ANNUAL OPERATING EXPENSES           1.15%          1.65%          1.55%          1.40%          0.90%          0.65%


12 | TARGET DESTINATION SERIES

DESTINATION 2050 FUND

                                                                                                 INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID                   CLASS A        CLASS C       CLASS R1       CLASS R2    SERVICE CLASS      CLASS
DIRECTLY FROM YOUR INVESTMENT)1          SHARES         SHARES         SHARES         SHARES        SHARES          SHARES
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of the offering price)        5.75%2         None           None           None           None           None

Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None3          1.00%4         None           None           None           None

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)

Management Fees5                         0.50%          0.50%          0.50%          0.50%          0.50%          0.50%

Distribution and/or Service
(12b-1) Fees                             0.25%          1.00%          0.65%          0.50%          0.00%          0.00%

Other Expenses6                          0.25%          None           0.25%          0.25%          0.25%          None

Total Direct Annual Fund
Operating Expenses                       1.00%          1.50%          1.40%          1.25%          0.75%          0.50%

Amount of Fee Waiver                     0.17%          0.17%          0.17%          0.17%          0.17%          0.17%

TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER WAIVERS)7      0.83%          1.33%          1.23%          1.08%          0.58%          0.33%

Acquired Fund (i.e., Indirect
Annual Underlying Fund)
Operating Expenses8                      0.33%          0.33%          0.33%          0.33%          0.33%          0.33%

TOTAL DIRECT AND ACQUIRED
FUND ANNUAL OPERATING EXPENSES           1.16%          1.66%          1.56%          1.41%          0.91%          0.66%


RETIREMENT INCOME FUND

                                                                                                 INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID                   CLASS A        CLASS C       CLASS R1       CLASS R2    SERVICE CLASS      CLASS
DIRECTLY FROM YOUR INVESTMENT)1          SHARES         SHARES         SHARES         SHARES        SHARES          SHARES
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of the offering price)        5.75%2         None           None           None           None           None

Maximum Deferred Sales Charge
(Load)imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None3          1.00%4         None           None           None           None

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)

Management Fees5                         0.50%          0.50%          0.50%          0.50%          0.50%          0.50%

Distribution and/or Service
(12b-1) Fees                             0.25%          1.00%          0.65%          0.50%          0.00%          0.00%

Other Expenses6                          0.25%          None           0.25%          0.25%          0.25%          None

Total Direct Annual Fund
Operating Expenses                       1.00%          1.50%          1.40%          1.25%          0.75%          0.50%

Amount of Fee Waiver                     0.17%          0.17%          0.17%          0.17%          0.17%          0.17%

TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER WAIVERS)7      0.83%          1.33%          1.23%          1.08%          0.58%          0.33%

Acquired Fund (i.e., Indirect
Annual Underlying Fund)
Operating Expenses8                      0.30%          0.30%          0.30%          0.30%          0.30%          0.30%

TOTAL DIRECT AND ACQUIRED
FUND ANNUAL OPERATING EXPENSES           1.13%          1.63%          1.53%          1.38%          0.88%          0.63%


                                                  TARGET DESTINATION SERIES | 13

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see
         Section 4, Investing with Nationwide Funds: Choosing a Share Class - Reduction and Waiver of Class A Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee is paid. Section 4, Investing with Nationwide
         Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds:
         Choosing a Share Class - Class C Shares.

5 "Management Fees" represents a unified fee structure under which the Adviser has agreed to provide or arrange to provide for a variety of investment advisory and non-advisory services to the Funds. Under the unified fee structure, the Adviser is responsible for payment of substantially all of a Fund's operating expenses, except for the cost of investment securities or other investment assets, taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, share certificates representing shares of the Trust, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund's business.

6 Class A, Class R1, Class R2 and Institutional Service Class shares are subject to an administrative services plan pursuant to which each such share class pays an administrative services fee of 0.25%.

         "Other Expenses" are estimated based on each Fund's projected average net assets for the current fiscal year ending October 31, 2007, since the Funds are new.

7 The "Trust" and the "Adviser" have entered into a written contract under which the Adviser has agreed to waive an amount equal to 0.17% of the amount payable to it under Management Fees at least through May 1, 2009. If this waiver were not in place, Total Direct
         Annual Fund Operating Expenses would be 1.00%, 1.50%, 1.40%, 1.25%, 0.75% and 0.50% for Class A, Class C, Class R1, Class R2, Institutional Service Class and Institutional Class shares, respectively.

8 Because the Funds invest primarily in other mutual funds, including Nationwide Funds, they are shareholders of those Underlying Funds. The Underlying Funds do not charge the Funds any sales charge for buying or selling shares. However, the Funds indirectly pay a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee tables above. Actual indirect expenses vary depending on how each Fund's assets are spread among the underlying investments.


14 | TARGET DESTINATION SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example also reflects the fees and expenses of the Underlying Funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR        3 YEARS
DESTINATION 2010 FUND
Class A shares*                      $685          $951
Class C shares                       $267          $553
Class R1 shares                      $157          $522
Class R2 shares                      $142          $476
Institutional Service Class          $ 91          $320
Institutional Class shares           $ 65          $242

DESTINATION 2015 FUND
Class A shares*                      $685          $951
Class C shares                       $267          $553
Class R1 shares                      $157          $522
Class R2 shares                      $142          $476
Institutional Service Class          $ 91          $320
Institutional Class shares           $ 65          $242

DESTINATION 2020 FUND
Class A shares*                      $684          $948
Class C shares                       $266          $550
Class R1 shares                      $156          $519
Class R2 shares                      $140          $473
Institutional Service Class          $ 90          $317
Institutional Class shares           $ 64          $238

DESTINATION 2025 FUND
Class A shares*                      $684          $948
Class C shares                       $266          $550
Class R1 shares                      $156          $519
Class R2 shares                      $140          $473
Institutional Service Class          $ 90          $317
Institutional Class shares           $ 64          $238

DESTINATION 2030 FUND
Class A shares*                      $686          $956
Class C shares                       $269          $559
Class R1 shares                      $159          $528
Class R2 shares                      $144          $482
Institutional Service Class          $ 93          $327
Institutional Class shares           $ 67          $248

DESTINATION 2035 FUND
Class A shares*                      $686          $956
Class C shares                       $269          $559
Class R1 shares                      $159          $528
Class R2 shares                      $144          $482
Institutional Service Class          $ 93          $327
Institutional Class shares           $ 67          $248

DESTINATION 2040 FUND
Class A shares*                      $685          $953
Class C shares                       $268          $556
Class R1 shares                      $158          $525
Class R2 shares                      $143          $479
Institutional Service Class          $ 92          $323
Institutional Class shares           $ 66          $245

DESTINATION 2045 FUND
Class A shares*                      $685          $953
Class C shares                       $268          $556
Class R1 shares                      $158          $525
Class R2 shares                      $143          $479
Institutional Service Class          $ 92          $323
Institutional Class shares           $ 66          $245

DESTINATION 2050 FUND
Class A shares*                      $686          $956
Class C shares                       $269          $559
Class R1 shares                      $159          $528
Class R2 shares                      $144          $482
Institutional Service Class          $ 93          $327
Institutional Class shares           $ 67          $248

RETIREMENT INCOME FUND
Class A shares*                      $684          $948
Class C shares                       $266          $550
Class R1 shares                      $156          $519
Class R2 shares                      $140          $473
Institutional Service Class          $ 90          $317
Institutional Class shares           $ 64          $238

* Assumes a CDSC does not apply.


                                                  TARGET DESTINATION SERIES | 15

You would pay the following expenses on the same investment if you did not sell your shares**:

                               1 YEAR       3 YEARS
DESTINATION 2010 FUND
Class C shares                  $167          $553

DESTINATION 2015 FUND
Class C shares                  $167          $553

DESTINATION 2020 FUND
Class C shares                  $166          $550

DESTINATION 2025 FUND
Class C shares                  $166          $550

DESTINATION 2030 FUND
Class C shares                  $168          $556

DESTINATION 2035 FUND
Class C shares                  $169          $559

DESTINATION 2040 FUND
Class C shares                  $168          $556

DESTINATION 2045 FUND
Class C shares                  $168          $556

DESTINATION 2050 FUND
Class C shares                  $169          $569

RETIREMENT INCOME FUND
Class C shares                  $166          $550

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R1, Class R2, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Funds do not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.


16 | TARGET DESTINATION SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES

The Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through both professionally designed, retirement date-based asset allocation models and professionally selected investments in the Underlying Funds.

First, the Adviser determines each Fund's asset class allocations. The Adviser bases this decision on each Fund's anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. The Adviser has engaged Ibbotson Associates, Inc., a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to the Adviser in connection with the development and periodic review of a Fund's target allocations and selection of Underlying Funds. However, the Adviser ultimately has sole responsibility for determining each Fund's asset class allocations and its investments in Underlying Funds.

Second, once the asset allocation is determined, the Adviser selects the Underlying Funds. In general, a Fund may not invest in all Underlying Funds identified in the Appendix, but instead may select a limited number of Underlying Funds considered most appropriate for each Fund's investment objective and target date. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, risk profile and historical performance.

The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. The Adviser periodically reviews asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in seeking to meet the investment objective of each Fund. There can be no guarantee, however, that any of the Funds will meet its respective objective.

Many of the Underlying Funds in which the Adviser plans to invest, such as index funds and ETFs, follow "passive" investment strategies. Unlike active managers, portfolio managers that follow passive investment strategies do not buy or sell securities based on analysis of economic, market or individual security analysis. Instead, the portfolio managers of these Underlying Funds seek to assemble portfolios of securities expected to approximately match the performance of specifically designated indexes. The portfolio managers generally make changes to such Underlying Fund portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is low shareholder expenses, which may enhance returns.

A description of the Underlying Funds, both passively and actively managed, and the types of securities in which they invest can be found in the Appendix.

TEMPORARY INVESTMENTS

Each of the Funds intends to be fully invested in accordance with its investment objective and strategies under normal circumstances. However, pending investment of cash balances or anticipated redemption activity, or if the Adviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which a Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which a Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                                  TARGET DESTINATION SERIES | 17

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER

Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers, if applicable, and evaluates and monitors the performance of any such subadvisers. The Adviser was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

The Adviser determines the asset allocation for each Fund, selects the appropriate mix of Underlying Funds, places trades in exchange-traded funds and monitors the performance and positioning of the Underlying Funds. For these services, each Fund pays the Adviser a unified management fee of 0.50% of the Fund's average daily net assets. Out of that fee, the Adviser pays substantially all of the expenses of managing and operating a Fund except Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest, brokerage fees, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization or any other expenses not incurred in the ordinary course of a Fund's business.

The unified management fee paid to the Adviser does not include, and is in addition to, the indirect investment management fees and other operating expenses that the Funds pay as shareholders of an affiliated or unaffiliated Underlying Fund. The Adviser and the Board of Trustees concur that the fees paid to the Adviser are for services in addition to the services provided by the Underlying Funds and do not duplicate those services.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds will be available in the Funds' annual report to shareholders, which will cover the period ending October 31, 2007.

PORTFOLIO MANAGEMENT

Thomas R. Hickey, Jr. is the Funds' portfolio manager and is responsible for the day-to-day management of the allocation of each Fund's assets among the asset classes and Underlying Funds. Mr. Hickey joined NFA in April 2001 and is Vice President of Portfolio Analytics and Product Management where he oversees various asset allocation and index mutual fund products.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds he manages, if any.


18 | TARGET DESTINATION SERIES

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

When selecting a share class, you should consider the following:

         o        which share classes are available to you;
         o        how long you expect to own your shares;
         o        how much you intend to invest;
         o total costs and expenses associated with a particular share class and
         o whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

The Funds offer several different share classes each with different price and cost features. The table to the right compares Class A and Class C shares, which are available to all investors.

In addition, the Funds offer Class R1, Class R2, Institutional Service Class and Institutional Class shares, which are available only to certain investors.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

COMPARING CLASS A AND CLASS C SHARES

CLASSES AND CHARGES        POINTS TO CONSIDER

CLASS A SHARES

Front-end sales charge     A front-end sales charge means that a portion of your
up to 5.75%                initial investment goes toward the sales charge and
                           is not invested.

Contingent deferred        Reduction and waivers of sales charges may be
sales charge (CDSC)         available.


Annual service and/or      Total annual operating expenses
12b-1 fee of 0.25%         are lower than Class C expenses,
                           which means higher dividends
Administrative services    and/or net asset value ("NAV") per share.
fee up to 0.25%
                           No conversion feature.

                           No maximum investment amount.


CLASS C SHARES

CDSC of 1.00%              No front-end sales charge means your full investment
                           immediately goes toward buying shares.

                           No reduction of CDSC, but waivers may be available.

                           The CDSC declines to zero after one year.

Annual service and/or      Total annual operating expenses
12b-1 fee of 1.00%         are higher than Class A expenses,
                           which means lower dividends
No administrative          and/or NAV per share.
services fee
                           No conversion feature.

                           Maximum investment amount of 1,000,0002. Larger investments may be rejected.


1. Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.50% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.
2.       This limit was calculated based on a one-year holding period.


                                                  TARGET DESTINATION SERIES | 19

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

                                 SALES CHARGE AS A PERCENTAGE OF
                                                                  DEALER
                                              NET AMOUNT      COMMISSION AS
AMOUNT OF                        OFFERING      INVESTED       PERCENTAGE OF
PURCHASE                          PRICE     (APPROXIMATELY)   OFFERING PRICE

Less than $50,000                 5.75%           6.10%           5.00%

$50,000 to $99,999                4.75            4.99            4.00

$100,000 to $249,999g             3.50            3.63            3.00

$250,000 to $499,999g             2.50            2.56            2.00

$500,000 to $999,999g             2.00            2.04            1.75

$1 million or more                None            None            None*

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

         o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.
         o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.
         o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.
         o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)
         o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A and Class C shares with your purchases of Class B and Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


20 | TARGET DESTINATION SERIES

WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:

         o investors who are former participants of retirement plans administered by Nationwide that hold Class R1 or R2 shares and who are rolling over their investments into individual retirement accounts;
         o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;
         o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;
         o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);
         o        retirement plans;
         o investment advisory clients of the Adviser and its affiliates and
         o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the Funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 0.50% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

         o if you are eligible to purchase Class A shares without a sales charge for another reason;
         o        no finders fee was paid or
         o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

AMOUNT OF              $1 MILLION        $4 MILLION
PURCHASE            TO $3,999,999     TO $24,999,999     $25 MILLION

If sold within       18 months          18  months        18 months

Amount of CDSC           0.50%               0.35%            0.15%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSCs for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A AND CLASS C SHARES

The CDSC is waived on:

         o the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;
         o Class A or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;
         o mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 701/2 and for other required distributions from retirement accounts and
         o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by


                                                  TARGET DESTINATION SERIES | 21
shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares" for a list of situations where a CDSC is not charged.

SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Class R1, Class R2, Institutional Service Class and Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes. Eligibility criteria for Class R1 and Class R2 shares are the same, but these classes offer different levels of distribution and/or administrative servicing compensation in order to meet different financial intermediaries' differing compensation requirements or levels of support provided.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

         o the level of distribution and administrative services the plan requires;
         o        the total expenses of the share class and
         o the appropriate level and type of fee to compensate the intermediary.

An intermediary may receive different compensation depending on which class is chosen.

CLASS R1 AND CLASS R2 SHARES

Class R1 and Class R2 shares ARE AVAILABLE to retirement plans including:

         o        401(k) plans;
         o        457 plans;
         o        403(b) plans;
         o        profit sharing and money purchase pension plans;
         o        defined benefit plans;
         o        non-qualified deferred compensation plans and
         o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R1 or Class R2 shares.

Class R1 and Class R2 shares ARE NOT AVAILABLE to:

         o        institutional non-retirement accounts;
         o        traditional and Roth IRAs;
         o        Coverdell Education Savings Accounts;
         o        SEPs and SAR-SEPs;
         o        SIMPLE IRAs;
         o        one-person Keogh plans;
         o        individual 403(b) plans or
         o        529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

         o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;
         o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
         o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;
         o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or
         o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

         o retirement plans for which no third-party administrator receives compensation from the Funds;
         o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;
         o rollover individual retirement accounts from such institutional advisory accounts;
         o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;


22 | TARGET DESTINATION SERIES

         o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or
         o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICE FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class C, Class R1 and Class R2 shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Funds' assets on an ongoing basis.(The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C, Class R1 and Class R2 shares pay the Distributor annual amounts not exceeding the following:

CLASS               AS A % OF DAILY NET ASSETS
Class A shares      0.25% (distribution or service fee)
Class C shares      1.00% (0.25% service fee)
Class R1 shares     0.65% (0.25% of which may be either a
                    distribution or service fee)
Class R2 shares     0.50% (0.25% of which may be either a
                    distribution or service fee)

ADMINISTRATIVE SERVICES FEES

Class A, Class R1, Class R2 and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries which provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for each of Class A, Class R1, Class R2 and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R1, Class R2 and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

REVENUE SHARING

The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

         o        the Distributor and other affiliates of the Adviser;
         o        broker-dealers;
         o        financial institutions and
         o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive


                                                  TARGET DESTINATION SERIES | 23
for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

Contacting Nationwide Funds

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

         o        make transactions;
         o        hear fund price information and
         o        obtain mailing and wiring instructions.

INTERNET Go to www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

         o download Fund prospectuses; obtain information on the Nationwide Funds;
         o        access your account information and
         o request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

24 | TARGET DESTINATION SERIES

FUND TRANSACTIONS - CLASS A AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

HOW TO BUY SHARES

BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE OFFERING OF SHARES AT ANY TIME.

THROUGH AND AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds' agent or an authorized intermediary receives your order in proper form.

BY MAIL. Complete an application and send with a check made payable to:
Nationwide Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH, STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT CARD CHECKS OR MONEY ORDERS.

BY TELEPHONE. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

ON-LINE. Transactions may be made through the Nationwide Funds' website. However, the Funds may discontinue on-line transactions of Fund shares at any time.

BY BANK WIRE. You may have your bank transmit funds by federal funds wire to the Funds' custodian bank.(The authorization will be in effect unless you give the Funds written notice of its termination.)

         o if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.
         o        your bank may charge a fee to wire funds.
         o the wire must be received by 4:00 p.m. in order to receive the current day's NAV.

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide Funds' account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Nationwide Funds from your bank in two business days. There is no fee for this service.(The authorization will be in effect unless you give the Funds written notice of its termination.)

RETIREMENT PLAN PARTICIPANTS should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number.

HOW TO EXCHANGE* OR SELL** SHARES
* EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60-DAY WRITTEN NOTICE TO SHAREHOLDERS.
** A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE "MEDALLION SIGNATURE GUARANTEE" BELOW.

THROUGH AND AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds' agent or an authorized intermediary receives your order in proper form.

BY MAIL OR FAX. You may request an exchange or redemption by mailing or faxing a letter to Nationwide Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

BY TELEPHONE. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

Additional Information for Selling Shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.

The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

ON-LINE. Transactions may be made through the Nationwide Funds' website. However, the Funds may discontinue on-line transactions of Fund shares at any time.

BY BANK WIRE. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

         o your proceeds typically will be wired to your bank on the next business day after your order has been processed.
         o Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.
         o your financial institution may also charge a fee for receiving the wire.
         o        funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service.(The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH IS NOT AN OPTION FOR EXCHANGES.

RETIREMENT PLAN PARTICIPANTS should contact their plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number.


                                                  TARGET DESTINATION SERIES | 25

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

         o        calculated at the close of regular trading (usually 4 p.m.
                  Eastern Time) each day the New York Stock Exchange is open.
         o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed. Where such market quotations or Underlying Fund NAV are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

         o        New Year's Day
         o        Martin Luther King, Jr. Day
         o        Presidents' Day
         o        Good Friday
         o        Memorial Day
         o        Independence Day
         o        Labor Day
         o        Thanksgiving Day
         o        Christmas Day
         o        Other days when the New York Stock Exchange is closed.


26 | TARGET DESTINATION SERIES

MINIMUM INVESTMENTS

CLASS A AND CLASS C SHARES
To open an account                         $2,000 (per Fund)
To open an IRA account                     $1,000 (per Fund)
Additional investments                       $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                          $1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                      $50

CLASS R1 AND R2 SHARES
To open an account                                No Minimum
Additional investments                            No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                        $50,000 (per Fund)
Additional investments                            No Minimum

INSTITUTIONAL CLASS SHARES
To open an account                     $1,000,000 (per Fund)
Additional investments                            No Minimum

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

         o        name;
         o        date of birth (for individuals);
         o residential or business street address (although post office boxes are still permitted for mailing) and
         o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross- referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

         o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.
         o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund Class A, Class C, Institutional Service Class and Institutional Class shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

         o        both accounts have the same registration;
         o your first purchase in the new fund meets its minimum investment requirement and
         o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class A, Class C , Institutional Service Class or Institutional Class shares. However,

         o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
         o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.


                                                  TARGET DESTINATION SERIES | 27

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class C or Institutional Service Class shares of the Funds and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after a Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

         o the New York Stock Exchange is closed (other than customary weekend and holiday closings);
         o        trading is restricted or
         o an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

         o        is engaged in excessive trading or
         o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

         o your account address has changed within the last 15 calendar days;
         o the redemption check is made payable to anyone other than the registered shareholder;
         o the proceeds are mailed to any address other than the address of record or
         o the redemption proceeds are being wired to a bank for which instructions re currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.


28 | TARGET DESTINATION SERIES

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

         o        disrupt portfolio management strategies;
         o        increase brokerage and other transaction costs and
         o        negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

         o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and
         o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

In general:

         o an exchange equaling 1% or more of a Fund's NAV may be rejected and
         o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION

The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.


                                                  TARGET DESTINATION SERIES | 29

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you sell or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. Redemption fees are not imposed on redemptions or exchanges from the Funds offered in this Prospectus. However, other Nationwide Funds into which you may exchange do impose redemption fees as shown below. Please see the prospectus for the Fund into which you may wish to exchange for further information.

                                                                   MINIMUM
                                          EXCHANGE/             HOLDING PERIOD
FUND                                   REDEMPTION FEE           (CALENDAR DAYS)

Nationwide China Opportunities Fund        2.00%                      90
Nationwide Emerging Markets Fund           2.00%                      90
Nationwide Global Financial
  Services Fund                            2.00%                      90
Nationwide Global Health
  Sciences Fund                            2.00%                      90
Nationwide Global Natural
  Resources Fund                           2.00%                      90
Nationwide Global Technology and
  Communications Fund                      2.00%                      90
Nationwide Global Utilities Fund           2.00%                      90
Nationwide Hedged Core Equity Fund         2.00%                      90
Nationwide International Growth Fund       2.00%                      90
Nationwide Market Neutral Fund             2.00%                      90
Nationwide Micro Cap Equity Fund           2.00%                      90
Nationwide Mid Cap Growth
  Leaders Fund                             2.00%                      90
Nationwide Small Cap Fund                  2.00%                      90
Nationwide Small Cap Core Fund             2.00%                      90
Nationwide Small Cap Growth
  Opportunities Fund                       2.00%                      90
Nationwide Small Cap Leaders Fund          2.00%                      90
Nationwide Small Cap Value Fund            2.00%                      90
Nationwide U.S. Growth Leaders
  Long-Short Fund                          2.00%                      90
Nationwide Value Opportunities Fund        2.00%                      90
Nationwide Worldwide Leaders Fund          2.00%                      90
NorthPointe Small Cap Growth Fund          2.00%                      90
Nationwide Growth Fund                     2.00%                      30
Nationwide Large Cap Value Fund            2.00%                      30
Nationwide Fund                            2.00%                      30
Nationwide Leaders Fund                    2.00%                      30
Nationwide U.S. Growth Leaders Fund        2.00%                      30
Nationwide Bond Fund                       2.00%                       7
Nationwide Bond Index Fund                 2.00%                       7
Nationwide Government Bond Fund            2.00%                       7
Nationwide International Index Fund        2.00%                       7
Nationwide Mid Cap Market
  Index Fund                               2.00%                       7
Nationwide Short Duration
  Bond Fund                                2.00%                       7
Nationwide S&P 500 Index Fund              2.00%                       7
Nationwide Small Cap Index Fund            2.00%                       7
Nationwide Tax-Free Income Fund            2.00%                       7


30 | TARGET DESTINATION SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has qualified, or intends to qualify during the current fiscal year, to be treated as a regulated investment company under the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal, state and local income taxes:

         o distributions are taxable to you at either ordinary income or capital gains tax rates;
         o distributions of short-term capital gains are taxable to you as ordinary income;
         o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
         o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for taxation at long-term capital gains tax rates, provided that certain holding period requirements are met;
         o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and
         o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (which is further reduced for individuals in lower income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

REBALANCING TARGET ASSET ALLOCATIONS

As a Fund rebalances its portfolio or adjusts its exposure to different asset classes, including when a Fund reaches 20 years beyond its target date, the Fund may experience gains and losses on sale of portfolio assets or redemption of shares in an Underlying Fund, which, in turn, may cause a Fund to make additional capital gains distributions to its shareholders. In addition, when a Fund reaches 20 years beyond its target date, it is expected that the Fund will be combined with the Nationwide Retirement Income Fund. Such a combination likely would be effected as an acquisition of the assets of the applicable Fund in exchange for shares of the Nationwide Retirement Income Fund at net asset value, with the shares of Nationwide Retirement Income Fund then distributed to


                                                  TARGET DESTINATION SERIES | 31
shareholders of the applicable Fund. Based on current tax rules, the Adviser expects such a combination to be effected in a non-taxable transaction. Changes in such tax rules or applicable law or other developments could negatively impact the combination of Funds.

At the time the Board of Trustees evaluates a proposed combination, the Board will consider, among other things, the taxability of the proposed combination under the law as it exists at that time. If the Funds are advised by counsel that the combination would have a material adverse tax result for shareholders for federal income tax purposes (or, if the Board otherwise so determines), it is not expected that the combination would take place.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and estate tax, and are subject to special U.S. tax certification requirements to avoid U.S. backup withholding.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

EXCESS INCLUSION INCOME

Income received by a Fund from certain equity interests in mortgage pooling vehicles is treated as "excess inclusion income." A Fund may derive such income, directly or indirectly through an Underlying Fund, either as a result of its investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, this income is required to be reported to Fund shareholders that are not disqualified organizations (as defined below) in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. Excess inclusion income (i) may not be offset with net operating losses, (ii) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is NOT a disqualified organization, and (iii) is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person. The Fund must pay the tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI. To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund's excess inclusion income allocable to them on behalf of the disqualified organizations.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.


32 | TARGET DESTINATION SERIES

SECTION 6 MULTI-MANAGER STRUCTURE

The Adviser has no current plans to hire a subadviser with respect to these Funds. Nevertheless, the Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

         o        initial due diligence on prospective Fund subadvisers;
         o monitoring subadviser performance, including ongoing analysis and periodic consultations;
         o communicating performance expectations and evaluations to the subadvisers and
         o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

Where the Adviser recommends subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                                  TARGET DESTINATION SERIES | 33

SECTION 7 FINANCIAL HIGHLIGHTS

Financial information is not provided because the Funds did not begin operations until the date of this prospectus.


34 | TARGET DESTINATION SERIES

APPENDIX DESCRIPTION OF UNDERLYING INVESTMENTS

Following is a description of the Underlying Funds that are currently eligible for each asset class. The mix of Underlying Funds held by an individual Fund depends on its selected allocation and the portfolio manager's assessment of current economic and market conditions. The following list of eligible Underlying Funds is subject to change at any time and without notice. In addition, Underlying Funds not identified in this Appendix may also be selected by the Adviser at its discretion. Prospectuses for the Underlying Funds should be referred to for more information.

U.S. STOCKS - LARGE CAP

NATIONWIDE S&P 500 INDEX FUND seeks to approximately match the performance and yield of the S&P 500 Index, a market-weighted index of approximately 500 common stocks of large capitalization companies. The Fund employs a "passive" management approach and does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings; however, under normal conditions, the Fund invests at least 80% of its assets in a statistically selected sample of equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund's portfolio consists of a statistically selected sample of stocks in the S&P 500 and in derivative instruments linked to the S&P 500, primarily exchange traded futures contracts. As a result, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER EQUITY FUNDS THAT INVEST IN LARGE-CAP U.S. STOCKS.

U.S. STOCKS - MID CAP

NATIONWIDE MID CAP MARKET INDEX FUND seeks to match the performance of the S&P Mid Cap 400 Index as closely as possible before the deduction of Fund expenses. The S&P Mid Cap 400 is a market-weighted index that includes approximately 400 common stocks issued by mid-size U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and, under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400; however, the Fund's average market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the S&P Mid Cap 400 as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER EQUITY FUNDS THAT INVEST IN MID-CAP U.S. STOCKS.

U.S. STOCKS - SMALL CAP

NATIONWIDE SMALL CAP INDEX FUND seeks to match the performance of the Russell 2000 Index as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market weighted index that includes approximately 2,000 common stocks issued by smaller U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the Russell 2000 and in derivative instruments linked to the Russell 2000, primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings. However, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the Russell 2000 Index as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER EQUITY FUNDS THAT INVEST IN SMALL-CAP U.S. STOCKS.

INTERNATIONAL STOCKS

NATIONWIDE INTERNATIONAL INDEX FUND seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index includes equity securities of large capitalization companies from various industrial sectors whose primary trading markets are located outside the U.S. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sample of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the Index, primarily exchange traded futures contracts. The Fund may also use forward foreign exchange contracts. The Fund does not necessarily invest in all of the countries or all of the companies in the MSCI EAFE Index or in the same weightings; however, the Fund's market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the MSCI EAFE Index as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER EQUITY FUNDS THAT INVEST IN INTERNATIONAL STOCKS.

EMERGING MARKET STOCKS

UNAFFILIATED EMERGING MARKET FUNDS. The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that invest primarily in equity securities of companies located in "emerging market countries." Under normal circumstances, such a fund invests primarily in equity securities of companies that are located in emerging markets or


                                                  TARGET DESTINATION SERIES | 35
developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. Unaffiliated emerging markets funds may include those that seek to track the performance of an index that measures the performance of emerging market stocks, such as the MSCI Emerging Markets Index. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. Investing in emerging market securities carries the same types of risks as those that apply to international securities generally, although the degree of risk is more significant with respect to emerging markets and developing countries.

COMMODITIES

UNAFFILIATED COMMODITY-LINKED FUNDS. The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets, plus any borrowings for investment purposes, in a combination of commodity-linked derivative instruments and fixed-income securities backing those instruments. These funds will invest primarily in commodity-linked structured notes and swaps designed to track the performance of one of the widely-recognized commodity indexes.

REITS

UNAFFILIATED REIT FUNDS. The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in equity securities issued by U.S. or international real estate investment trusts and companies engaged in the real estate industry. These Funds typically seek long-term capital appreciation, with income as a secondary objective. A company is considered to be a "real estate company" if at least 50% of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of real estate.

U.S. INTERMEDIATE-TERM BONDS

NATIONWIDE BOND INDEX FUND seeks to match the performance of the Lehman Brothers U.S. Aggregate Index ("Index") as closely as possible before the deduction of Fund expenses. The Index primarily includes different types of dollar-denominated investment grade bonds such as those issued by U.S. and foreign governments and their agencies and by U.S. or foreign companies. The Fund employs a "passive" management approach and invests in a statistically selected sample of bonds that are included in or correlated with the Index and in derivative instruments linked to the Index or securities within it. The Fund does not necessarily invest in all of the bonds in the Index or in the same weightings. The Fund may invest in bonds outside the Index if their characteristics such as maturity, duration or credit quality are similar to bonds within it. As a result, the Fund's exposure to interest rate, credit or prepayment risks may differ from that of the Index. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER FIXED-INCOME FUNDS THAT INVEST IN U.S. INTERMEDIATE-TERM BONDS.

INFLATION-PROTECTED BONDS

UNAFFILIATED TIPS BOND FUNDS. The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in Treasury Inflation Protected Securities, also known as TIPS. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price.

INTERNATIONAL BONDS

UNAFFILIATED INTERNATIONAL BOND FUNDS. The Funds may invest in one or more unaffiliated mutual funds that, under normal circumstances, invest at least 80% of their net assets in fixed-income securities of foreign government and corporate issuers. Such fixed-income securities may include long-term and short-term foreign government bonds, participation interests in loans, debt obligations of foreign corporations, structured note derivatives, stripped securities, zero coupon securities and bonds issued by "supra-national" entities, such as the World Bank. These funds also may invest in securities that are rated below investment grade (commonly known as "junk bonds") and in securities issued in emerging market countries. In addition to the types of risk offered by funds that invest primarily in U.S. bonds, these funds also present the risks inherent in foreign securities and lower- or non-rated securities. These risks are more significant with respect to bonds and other fixed-income securities issued or traded in emerging markets and developing countries.

HIGH YIELD FIXED-INCOME

UNAFFILIATED U.S. HIGH YIELD FUNDS. The Funds may invest in one or more unaffiliated mutual funds that seek to provide a high level of current income as their primary investment objective. These funds may seek capital appreciation as


36 | TARGET DESTINATION SERIES
a secondary objective. Under normal circumstances, these funds invest primarily in higher yielding and generally lower quality debt securities (rated Ba or BB or below by a nationally recognized statistical rating organization.

SHORT-TERM BONDS

AFFILIATED AND UNAFFILIATED SHORT-TERM BONDS. The Funds may invest in one or more affiliated or unaffiliated mutual funds or exchange-traded funds that, under normal circumstances seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal circumstances, these funds invests primarily in U.S. government securities, U.S. government agency securities and corporate bonds that are investment grade. These funds also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. Short-term bond funds are generally managed so that their duration will not exceed three years, and a fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the fund's duration in order to minimize fluctuation of the fund's share value.

THE NATIONWIDE CONTRACT is not a mutual fund but is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract. The fixed interest rate must be at least 3.50% per year, but may be higher. Nationwide calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. The Funds' portfolio management team believes the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when stock and bond markets decline simultaneously. However, under certain market conditions a Fund's investment in the Nationwide contract could hamper its performance.

SHORT-TERM INVESTMENTS

NATIONWIDE MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average maturity will be 90 days or less.

THE FUNDS MAY ALSO INVEST IN OTHER FUNDS THAT INVEST PRIMARILY IN SHORT-TERM FIXED-INCOME INVESTMENTS, INCLUDING MONEY MARKET INSTRUMENTS.


                                                  TARGET DESTINATION SERIES | 37

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Funds:

         o Statement of Additional Information (incorporated by reference into this Prospectus)
         o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)
         o        Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can obtain copies of Fund documents from the SEC

         o        on the SEC's EDGAR database via the Internet at www.sec.gov;
         o        by electronic request to publicinfo@sec.gov;
         o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or
         o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents).

The Trust's Investment Company Act File No.: 811-08495

The Nationwide framemark is a federally registered service mark of Nationwide Mutual Insurance Company. Nationwide Funds and ON YOUR SIDE are service marks of Nationwide Mutual Insurance Company.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 29, 2007

                             NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

         Nationwide Mutual Funds (the "Trust") is a registered open-end investment company consisting of 59 series as of the date hereof. This Statement of Additional Information ("SAI") relates to the series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

         This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds dated August 29, 2007. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus.

         Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.





             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

TABLE OF CONTENTS
General Information and History..............................................  1
Additional Information on Portfolio Instruments and Investment Policies......  1
Description of Portfolio Instruments and Investment Policies.................  2
Portfolio Turnover........................................................... 30
Investment Restrictions...................................................... 30
Disclosure of Portfolio Holdings............................................. 32
Trustees and Officers of the Trust........................................... 33
Investment Advisory and Other Services....................................... 42
Brokerage Allocations........................................................ 47
Purchases, Redemptions and Pricing of Shares................................. 48
Systematic Investment Strategies............................................. 49
Investor Privileges.......................................................... 50
Investor Services ........................................................... 52
Performance Advertising...................................................... 53
Additional Information....................................................... 53
Additional General Tax Information........................................... 54
Major Shareholders........................................................... 60
Financial Statements......................................................... 60
Appendix A - Debt Ratings....................................................A-1
Appendix B - Proxy Voting Guidelines Summaries...............................B-1
Appendix C - Portfolio Manager ..............................................C-1

GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Gartmore Mutual Funds (until April 30, 2007), Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated February 28, 2005. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization, the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust. The Trust currently consists of 59 separate series, each with its own investment objective. The Funds are not diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.

         With respect to the Funds (together, the "Funds of Funds" and individually, a "Fund of Funds"), this SAI, like the Prospectuses for such Funds, uses the term "Fund," for purposes of this section, to include the underlying mutual funds in which each Fund of Funds will invest (the "Underlying Funds").

         The following table sets forth additional information concerning permissible investment and techniques for the Funds:

         U.S. common stocks
         Small company stocks
         Special situation companies
         Illiquid securities
         Restricted securities
         When-issued/delayed-delivery securities
         Investment companies
         Real estate investment trusts (REITS)
         Securities of foreign issuers
         Depositary receipts
         Long-term debt
         Long-term debt when originally issued but with 397 days or less remaining to maturity
         Short-term debt
         Floating and variable rate securities
         Zero coupon securities
         Loan participations and assignments
         Sovereign debt (foreign) (denominated in U.S. $)
         Foreign commercial paper) (denominated in U.S. $)
         Duration
         U.S. government securities
         Money market instruments
         Mortgage-backed securities
         Stripped mortgage securities
         Collateralized mortgage obligations
         Mortgage dollar rolls
         Asset-backed securities
         Bank and/or Savings and Loan obligations
         Repurchase agreements
         Derivatives

         Reverse Repurchase Agreements
         Futures
         Options
         Foreign currencies
         Forward currency contracts
         Borrowing money
         Lending portfolio securities
         Investments of securities lending collateral
         Short sales
         Swap Agreements
         Standby Commitment Agreements
         Exchange-traded Funds
         Exchange-traded Notes
         Nationwide Contract

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE FUNDS OF FUNDS

         The Funds are "funds of funds," which means that each Fund is a fund that invests primarily in other mutual funds. The Prospectus discusses the investment objectives and strategies for the Funds and explains the types of Underlying Funds in which each Fund may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund allocates its assets among the different Underlying Funds, and each Fund is permitted to invest in the Nationwide Contract (described in more detail below). Each Fund will be designated by a target date intended to represent the approximate retirement year for the investor (assumed to be the year in which the investor is closest to age 65). As the target date approaches, each Fund will adjust and become increasingly conservative in its risk profile.

THE UNDERLYING INDEX FUNDS

         Among other funds, the Funds may invest in certain affiliated index funds. These index funds include the Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund (collectively, the "Index Funds").

         NATIONWIDE BOND INDEX FUND. The investment objective of the Nationwide Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. The Lehman Aggregate Index is composed primarily of U.S. dollar denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.

         NATIONWIDE INTERNATIONAL INDEX FUND. The investment objective of the Nationwide International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.

         NATIONWIDE MID CAP MARKET INDEX FUND. The investment objective of the Nationwide Mid Cap Market Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

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         NATIONWIDE S&P 500 INDEX FUND. The investment objective of the
Nationwide S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no assurance that the investment objective of the Fund will be achieved.

         NATIONWIDE SMALL CAP INDEX FUND. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by The Frank Russell Company based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. There can be no assurance that the investment objective of the Fund will be achieved.

         ABOUT INDEXING. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

         INDEXING AND MANAGING THE FUNDS. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of the value of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.

         Because each Index Fund seeks to replicate the total return of its respective index, BlackRock Investment Management, LLC, ("BlackRock"), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, BlackRock may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, BlackRock judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

         BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.

         The ability of each Index Fund to satisfy its investment objective depends to some extent on BlackRock's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). BlackRock will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Funds' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds. Finally, since each Index Fund seeks to replicate the total return of its target index, BlackRock generally will not attempt to judge the merits of any particular security as an investment.

         Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes, and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.

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         As a means to measure each Index Fund's replication of the total returns of its respective index, each Index Fund, except the Nationwide S&P 500 Index Fund and Nationwide Mid Cap Market Index Fund, under normal circumstances, will seek to achieve a total return over period of one year and longer of the total return of the respective index, before taking into account Fund expenses. Under normal circumstances, it is anticipated that for the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund, total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses be within 10 basis points for the Nationwide S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)) and 150 basis points for the Nationwide Mid Cap Market Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

INFORMATION CONCERNING DURATION

         Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

         Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Funds' investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

         The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

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DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

         RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Funds' adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

         In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         MEDIUM-QUALITY SECURITIES. The Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

         LOWER QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower quality/rated securities, a.k.a. junk bonds (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

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         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

         LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

-    The Federal Housing Administration and the Farmers Home Administration;

- The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

- The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;

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-    The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

- The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

         Although the U.S. government or it agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS' purchase price and its face value.

         MORTGAGE AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

         Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve

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funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

         Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

         The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

         Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

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         Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

         Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

         STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

         Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive the entire principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

         In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "Additional General Tax Information For All Funds" in this Statement of Additional Information.

         A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

MONEY MARKET INSTRUMENTS

         Money market instruments may include the following types of instruments:

       o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

       o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

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

       o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

       o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

       o      repurchase agreements;

       o      bank or savings and loan obligations;

       o commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

       o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

       o high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

       o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period.

       o unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund's adviser to be of comparable quality to the securities described above.


REPURCHASE AGREEMENTS

         In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which a Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

BANK OBLIGATIONS

         Bank obligations that may be purchased by the Funds include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

         EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

THE NATIONWIDE CONTRACT

         Each of the Funds may invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors ("NFA" or the "Adviser") believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

         SINGLE ISSUER RISK. While the Nationwide Contract is guaranteed by Nationwide as described above, if Nationwide becomes unable to meet this guarantee, a Fund that invests in the contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

         When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY COMMITMENT AGREEMENTS

         These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

         INVESTMENT OF SECURITIES LENDING COLLATERAL. The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

         Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund's assets or provides for a minimum guaranteed rate of return to the investor.

         Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

         Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

         Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund's shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES. Investments may be made from time to time in companies in developing, or emerging market, countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

         The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

         The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, a Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

         Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

         Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

         Certain emerging market or developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

         Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         DEPOSITARY RECEIPTS. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

         A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

         FOREIGN SOVEREIGN DEBT. The Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

REAL ESTATE INVESTMENT TRUSTS

         Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

         The Funds may invest in foreign real estate companies, including foreign real estate investment trusts (collectively, "foreign real estate companies"). Investing in foreign real estate companies makes the Fund susceptible to the same risks described above for REITS and foreign securities, as well as the risks associated with ownership of foreign real estate and with the foreign real estate industry in general and the risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

FOREIGN COMMERCIAL PAPER

         A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

SHORT SELLING OF SECURITIES

         In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund's adviser's or subadviser's ability to correctly predict whether the price of a security it borrows to sell short will decrease.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

         A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position" causing the Fund to realize a gain (but not a loss).

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         A Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Funds' adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

         The Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by a Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The applicable adviser or subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

         Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Funds' adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security.

BORROWING

         A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

         LEVERAGE. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the applicable Fund's adviser or subadviser in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

         Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund's adviser or subadviser from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

DERIVATIVE INSTRUMENTS

         A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund's portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (e.g., a security, currency or index) or the level of a reference index.

         Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declines by more than the increase in the price of the security, a Fund could suffer a loss.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For All Funds" below.

         OPTIONS. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         SPREAD TRANSACTIONS. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

         FUTURES CONTRACTS. The Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

         To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

         A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         STRUCTURED PRODUCTS. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Description of Portfolio Instruments And Investment Policies -- Restricted, Non-Publicly Traded and Illiquid Securities."

         SWAP AGREEMENTS. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

         A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

         Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

         A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

         A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

         A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.


SECURITIES OF INVESTMENT COMPANIES

         Each Fund is a fund of funds and may invest up to 100% of its assets in other investment companies. A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

SPDRS AND OTHER EXCHANGE TRADED FUNDS

         A Fund may invest in Standard & Poor's Depository Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed.

         ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF. The results of an ETF (including SPDRs) will not match the performance of its designated index due to reductions in the ETF's performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. SPDRs distribute dividends on a quarterly basis, although distributions by other ETFs may vary.

EXCHANGE-TRADED NOTES

         The Funds may invest in exchange-traded notes ("ETNs"), which are debt securities linked to an underlying index. Similar to ETFs, an ETN's valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.


FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES

         Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features.

         Zero coupon securities end to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

         A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

         A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

         Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

TEMPORARY INVESTMENTS

         Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. As of the date of this SAI, the Funds have not yet commenced operation and thus no portfolio turnover rate information is provided.

INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions for the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Funds for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) a majority of the outstanding voting securities, whichever is less.

Each Fund:

o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

o May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry.

         Note, however, that the fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.

         THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUND, WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER
APPROVAL:

Each Fund may not:

o Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

o Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

         Note, however, that the non-fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

INTERNAL REVENUE CODE RESTRICTIONS

         In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

         The policies and procedures are applicable to the Funds' investment adviser and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment adviser, any subadviser, and their agents are obligated to:

         o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

         o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

         o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

         Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

        Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

         Exceptions to the portfolio holdings release policy described above can only be authorized by NFA's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate and will be made only when:

         o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

         o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

         o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

         Under this policy, the receipt of compensation by a Fund, the investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

         Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

         o    Data consolidators (including ratings agencies);

         o    Fund rating/ranking services and other data providers; and

         o    Service providers to the Funds.

         The Funds' investment adviser conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
TRUST.

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH          WITH FUND AND       DURING PAST 5 YEARS       PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                             SERVED*                                     OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Charles E. Allen           Trustee since  Mr. Allen is Chairman, Chief       100               None
                             July 2000    Executive Officer and
c/o Nationwide Funds                      President of Graimark Realty
Group                                     Advisors, Inc. (real estate
1200 River Road,                          development, investment and
Suite 1000,                               asset management).
Conshohocken, PA 19428

1948
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH          WITH FUND AND       DURING PAST 5 YEARS       PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                             SERVED*                                     OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Paula H.J. Cholmondeley    Trustee since  Ms. Cholmondeley was Vice          100      Director of Dentsply
                             July 2000    President and General                       International, Inc.
c/o Nationwide Funds                      Manager Sappi Fine Paper                    (dental products),
Group                                     North America from April                    Ultralife Batteries,
1200 River Road,                          2000 through December 2003.                 Inc., Albany
Suite 1000,                                                                           International Corp.
Conshohocken, PA 19428                                                                (paper industry),
                                                                                      Terex Corporation
1947                                                                                  (construction
                                                                                      equipment), and
                                                                                      Minerals Technology
                                                                                      Inc. (specialty
                                                                                      chemicals)
=============================================================================================================
C. Brent DeVore***         Trustee since  Dr. DeVore is President of         100               None
                               1990       Otterbein College.
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1940
=============================================================================================================
Phyllis Kay Dryden         Trustee since  Ms. Dryden was a partner of        100               None
                           December 2004  Mitchell Madison, a
c/o Nationwide Funds                      management consulting
Group                                     company from January 2006
1200 River Road,                          until December 2006; she is
Suite 1000,                               currently a consultant with
Conshohocken, PA 19428                    the company. Ms. Dryden was
                                          formerly Managing Partner of
1947                                      MARCHFIRST, a global
                                          management consulting firm.
=============================================================================================================
Barbara L. Hennigar        Trustee since  Retired.                           100               None
                             July 2000
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1935
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH          WITH FUND AND       DURING PAST 5 YEARS       PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                             SERVED*                                     OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Barbara I. Jacobs          Trustee since  Ms. Jacobs served as               100               None
                           December 2004  Chairman of the Board of
c/o Nationwide Funds                      Directors of KICAP Network
Group                                     Fund, a European (United
1200 River Road,                          Kingdom) hedge fund, from
Suite 1000,                               January 2001 to January
Conshohocken, PA 19428                    2006.  From 1988-2003, Ms.
                                          Jacobs was also a Managing
1950                                      Director and European
                                          Portfolio Manager of CREF
                                          Investments (Teachers
                                          Insurance and Annuity
                                          Association -- College
                                          Retirement Equities Fund).
=============================================================================================================
Douglas F. Kridler         Trustee since  Mr. Kridler has served as          100               None
                          September 1997  the President and Chief
c/o Nationwide Funds                      Executive Officer of the
Group                                     Columbus Foundation, (a
1200 River Road,                          Columbus, OH-based
Suite 1000,                               foundation which manages
Conshohocken, PA 19428                    over 1,300 individual
                                          endowment funds) since
1955                                      February 2002. Prior to
                                          January 31, 2002, Mr.
                                          Kridler was the President of
                                          the Columbus Association for
                                          the Performing Arts and
                                          Chairman of the Greater
                                          Columbus Convention and
                                          Visitors Bureau.
=============================================================================================================
Michael D. McCarthy        Trustee since  Retired. Mr. McCarthy was          100               None
                           December 2004  Chairman of VMAC (Commodity
c/o Nationwide Funds                      Swaps) from October 2002
Group                                     until January 2007, and  a
1200 River Road,                          partner of Pineville
Suite 1000,                               Properties LLC (a commercial
Conshohocken, PA 19428                    real estate development
                                          firm) from September 2000
1947                                      until January 2007.
=============================================================================================================
David C. Wetmore           Trustee since  Retired.                           100               None
                               1995
c/o Nationwide Funds       and Chairman
Group                     since February
1200 River Road,               2005
Suite 1000,
Conshohocken, PA 19428

1948
=============================================================================================================

*    Length of time served includes time served with the Trust's predecessors
** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.
*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds' investment adviser, and Nationwide Fund Distributors LLC ("NFD"), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS.


TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH          WITH FUND AND       DURING PAST 5 YEARS       PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                             SERVED(1)                                   OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Arden L. Shisler           Trustee since  Retired; Mr. Shisler is the          100      Director of
                           February 2000  former President and Chief                    Nationwide Financial
c/o Nationwide Funds Group                Executive Officer of KeB                      Services, Inc.,
1200 River Road,                          Transport, Inc., a trucking                   Chairman of
Suite 1000,                               firm (2000 through 2002). He                  Nationwide Mutual
Conshohocken, PA 19428                    served as a consultant to KeB                 Insurance Company (2)
                                          from January 2003 through
1941                                      December 2004. Since 1992, Mr.
                                          Shisler has also been Chairman
                                          of the Board for Nationwide
                                          Mutual Insurance Company(2).

==============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH          WITH FUND AND       DURING PAST 5 YEARS       PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                             SERVED(1)                                   OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
John H. Grady              President and  Mr. Grady is President and           N/A               None
                               Chief      Chief Executive Officer of
Nationwide Funds Group       Executive    Nationwide Funds Group, which
1200 River Road,              Officer     includes NFA, (2) Nationwide
Suite 1000,                    since      Fund Management LLC (2) and
Conshohocken, PA 19428     December 2006  Nationwide Fund Distributors
                                          LLC. 2 From March 2004 until
1961                                      March 2006, Mr. Grady was
                                          Chief Executive Officer of
                                          Constellation Investment
                                          Management Co., L.P
                                          (registered investment
                                          adviser), and President and
                                          Chief Executive Officer of
                                          Constellation Funds Group
                                          (registered investment
                                          companies). He also was
                                          President of Constellation
                                          Investment Distribution Co.,
                                          Inc. (registered
                                          broker-dealer) from March 2004
                                          until June 2006. From February
                                          2001 until February 2004, Mr.
                                          Grady was Chief Operating and
                                          Chief Legal Officer; Managing
                                          Director, Mutual Funds Group,
                                          Turner Investment Partners,
                                          Inc. (registered investment
                                          adviser); Executive Vice
                                          President of Turner Funds and
                                          Turner Institutional
                                          Portfolios (registered
                                          investment companies); and
                                          President, Turner Investment
                                          Distributors, Inc. (registered
                                          broker-dealer).
==============================================================================================================
Gerald J. Holland            Treasurer   Mr. Holland is Senior Vice           N/A               None
                            since March  President - Operations for
Nationwide Funds Group          2001     Nationwide Funds Group(2).
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1951

==============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH          WITH FUND AND       DURING PAST 5 YEARS       PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                             SERVED(1)                                   OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Carol Baldwin Moody            Chief     Ms. Moody is Chief Compliance        N/A               None
                             Compliance  Officer of the Trust.  Ms.
Nationwide Funds Group     Officer since Moody has been Senior Vice
1200 River Road,            August 2007  President and Chief Compliance
Suite 1000,                              Officer of Nationwide,
Conshohocken, PA 19428                   including Nationwide Financial
                                         Services, Inc. since November
1956                                     2005.(3)  From February 2004 -
                                         November 2005, she was Chief
                                         Compliance Officer of
                                         TIAA-CREF and from April 2000
                                         - February 2004 she was
                                         Managing Director and General
                                         Counsel of TCW/Latin America
                                         Partners, LLC and Baeza & Co.,
                                         LLC.
==============================================================================================================
Eric E. Miller               Secretary   Mr. Miller is Senior Vice            N/A               None
                               since     President, General Counsel,
Nationwide Funds Group     December 2002 and Assistant Secretary for
1200 River Road                          Nationwide Funds Group and NWD
Suite 1000,                              (3).
Conshohocken, PA 19428

1953
==============================================================================================================

(1)  Length of time served includes time served with the Trust's predecessors.

(2) This position is held with an affiliated person or principal underwriter of the Funds.

(3) Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the CODE OF ETHICS of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such CODE OF ETHICS; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and (d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met five times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

          The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts.. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF NATIONWIDE FUNDS AS OF DECEMBER 31, 2006

       All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.

=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                    SHARES IN THE FUNDS                 SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                                                                         OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
                                                                                          COMPANIES
=========================================================================================================================
Charles E. Allen                           NONE                                       $10,001 - $50,000
=========================================================================================================================
Paula H.J.                                 NONE                                      $50,001 - $100,000
Cholmondeley
=========================================================================================================================
C. Brent DeVore                            NONE                                         OVER $100,000
=========================================================================================================================
Phyllis Kay Dryden                         NONE                                       $10,001 - $50,000
=========================================================================================================================
Barbara L. Hennigar                        NONE                                       $10,001 - $50,000
=========================================================================================================================
Barbara I. Jacobs                          NONE                                      $50,001 - $100,000
=========================================================================================================================
Douglas F. Kridler                         NONE                                         OVER $100,000
=========================================================================================================================
David C. Wetmore                           NONE                                         OVER $100,000
=========================================================================================================================
Arden L. Shisler                           NONE                                         OVER $100,000
=========================================================================================================================
Michael D. McCarthy                        NONE                                         OVER $100,000
=========================================================================================================================

OWNERSHIP IN THE FUNDS' INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR3 AS OF OCTOBER 31, 2006

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

c========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
Charles E. Allen              N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Paula H.J.                    N/A                N/A                 N/A                NONE                N/A
Cholmondeley
=========================================================================================================================
C. Brent DeVore               N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Phyllis Kay Dryden            N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Barbara L. Hennigar           N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Barbara I. Jacobs             N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Douglas F. Kridler            N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Michael D. McCarthy           N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
David C. Wetmore              N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================

(1)  Investment advisers include Nationwide Fund Advisors.

(2) Subadvisers for other funds not in this SAI include BlackRock Investment Management, LLC, Gartmore Global Partners, Morley Capital Management, Inc., Nationwide Separate Accounts, LLC and NorthPointe Capital, LLC.

(3) Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

       The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2006. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2006. Trust officers receive no compensation from the Trust in their capacity as officers.

====================================================================================================================
           (1)                  (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                            PENSION RETIREMENT
                             AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON      TOTAL COMPENSATION FROM THE
   NAME OF TRUSTEE           THE TRUST           EXPENSES            RETIREMENT              FUND COMPLEX*
====================================================================================================================
Charles E. Allen              $65,375               $0                   $0                     $131,000
====================================================================================================================
Paula H.J. Cholmondeley       $62,875               $0                   $0                     $126,000
====================================================================================================================
C. Brent DeVore               $57,125               $0                   $0                     $114,250
====================================================================================================================
Phyllis Kay Dryden            $64,000               $0                   $0                     $128,000
====================================================================================================================
Barbara L. Hennigar           $57,125               $0                   $0                     $114,250
====================================================================================================================
Barbara I. Jacobs             $67,375               $0                   $0                     $133,750
====================================================================================================================
Douglas F. Kridler            $56,125               $0                   $0                     $112,250
====================================================================================================================
Michael D. McCarthy           $52,625               $0                   $0                     $106,250
====================================================================================================================
Arden L. Shisler              $46,750               $0                   $0                     $93,500
====================================================================================================================
David C. Wetmore              $86,125               $0                   $0                     $172,500
====================================================================================================================

* On October 31, 2006 the Fund Complex included two trusts comprised of 89 investment company funds or series.

         The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

         Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

         Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

         Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

         The Trust pays a unified management fee, as discussed in more detail below; the compensation of the Trustees who are not "interested persons" of Nationwide Funds Group ("NFG") or its affiliates; interest charges; taxes; Rule 12b-1 fees; fees and expenses of legal counsel to the independent Trustees; the cost of investment securities and other investment assets and expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; administrative services fees under an Administrative Services Plan; the cost of share certificates representing shares of the Trust; expenses incurred by a Fund in connection with any merger or reorganization or any other expenses not incurred in the ordinary course of a Fund's business. NFA may, from time to time, agree to voluntarily or contractually waive a portion of the unified management fee in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER

         Under a Unified Fee Management Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees.

         NFA manages the day-to-day investments of the assets of the Funds. NFA also pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

         For these services, each Fund pays NFA a unified management fee of 0.50% of the Fund's average daily net assets. Out of that fee, NFA pays substantially all of the expenses of managing and operating a Fund, including those related to investment advisory services; mutual fund administration (including the daily calculation of each Fund's net asset value); transfer agency; custody of the Funds' assets; governmental fees; membership dues in the Investment Company Institute allocable to the Trust; fees and expenses of independent certified public accountants; fees and expenses of legal counsel to the Trust (excluding fees for any extraordinary matters or legal fees and costs in contemplation or arising out of litigation to which the Funds, the officers or the Trustees are a party or incurred in anticipation of becoming a party); expenses of preparing, filing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental agencies; insurance and bonding premiums; the compensation and expenses of the Trust's officers and Trustees who are "interested persons" of NFA; expenses relating to the issuance, registration, and qualification of shares of the Funds; and expenses related to printing and delivering prospectuses, statements of additional information and shareholder reports and supplements to any of the aforementioned to existing shareholders. Under the unified fee arrangement, the Trust, and not NFA, is responsible for payment of compensation to and expenses of the independent Trustees; interest charges; taxes; Rule 12b-1 fees; fees and expenses of legal counsel to the independent Trustees; the cost of investment securities (and other investment assets) and expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; the cost of share certificates representing shares of the Trust; administrative services fees under an Administrative Services Plan; expenses incurred by a Fund in connection with any merger or reorganization or any other expenses not incurred in the ordinary course of a Fund's business.

         The unified management fee paid to NFA is in addition to, and does not include, the indirect investment management fees and other operating expenses that the Funds pay as shareholders of an affiliated or unaffiliated Underlying Fund. NFA and the Board of Trustees concur that the fees paid to NFA are for services in addition to the services provided by the Underlying Funds and do not duplicate those services.

         The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

         NFA has entered into a separate written agreement with the Trust pursuant to which NFA has agreed to waive an amount equal to 0.17% of the amount payable to it under the Unified Fee Management Agreement. This agreement to waive management fees runs through May 1, 2009, and is renewable in one-year periods upon the agreement of NFA and the Trust's Board of Trustees.

         NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial Services, Inc., which is a direct majority-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

INVESTMENT ADVISORY FEES

         The Funds have not commenced operations until the date of this SAI, and thus paid no investment advisory fees.

MULTI-MANAGER STRUCTURE

         The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of a Fund and afford the Trust increased management flexibility.

         The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for a Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to any subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

PORTFOLIO MANAGERS

         Appendix C contains the following information regarding the portfolio manager identified in the Funds' Prospectus: (i) the dollar range of the portfolio manager's investments in the Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

          Nationwide Fund Distributors LLC ("NFD" or the "Distributor") serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

      NFA
      Nationwide Fund Management LLC
      Nationwide SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      John H. Grady
      Carol Baldwin Moody
      Gerald J. Holland
      Eric E. Miller

         In its capacity as Distributor, NFD solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

DISTRIBUTION PLAN

         The Trust, with respect to shares of the Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of the Funds' Class A, Class C, Class R1 and Class R2 shares, as applicable. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay NFD an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

 AMOUNT

0.25% of the average daily net assets of the Funds' Class A shares (distribution or services fee).

1.00% of the average daily net assets of the Funds' Class C shares (0.25% services fee).

0.65% of the average daily net assets of the Funds' Class R1 shares (0.25% of which may be either a distribution or services fee).


0.50% of the average daily net assets of the Funds' Class R2 shares (0.25% of which may be either a distribution or services fee).

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of a Fund since it encourages Fund growth and maintenance of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds' shares including, but not limited to, those discussed above. NFD or an affiliate of NFD pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

         Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For these services, the Funds do not pay a fee.

SUB-ADMINISTRATION

         NFM has entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds. For these services with respect to these Funds, NFM does not pay a fee.

ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R1, Class R2 and Institutional Service Class shares of the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the s, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R1 and Class R2 shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

         As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into a Servicing Agreement for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, Class R1, Class R2 and Institutional Service Class shares of the Funds, respectively.

CUSTODIAN

         JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATIONS

         NFA (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (E.G., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

         Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction (I.E., execution at the most favorable prices and in the most effective manner possible). "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security; the commission charged; the promptness, availability and reliability of execution; the confidentiality and placement accorded the order; and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

         Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's normal research activities or expenses.

         There may be occasions when portfolio transactions for the Funds are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         In purchasing and selling investments for the Funds, it is the policy of the Adviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         The Adviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser are considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory agreement. The fees paid to the Adviser pursuant to its investment advisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from considering the broker-dealers sale of shares of a Fund, except as may be specifically permitted by law.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

         For the fiscal year ended October 31, 2006, the clients (including the Funds) of all the affiliated advisers of Nationwide Funds Group and NWD, including but not limited to NFA, Nationwide SA Capital Trust, Nationwide Management and Research Trust, and NorthPointe, paid soft dollar commissions in the total amount of $1.9 million with respect to the Funds and $7.1 million with respect to all the clients of all the affiliated advisers of Nationwide Funds Group and NWD. Nationwide Funds Group and NWD direct security transactions to brokers providing brokerage and research services to the benefit of all Nationwide Funds Group and NWD clients, including the Funds.

         Under the 1940 Act, "affiliated persons" of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         The Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Funds to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is a Fund's policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Funds. The Funds do not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

         Because the Funds will invest primarily in shares of Underlying Funds, it is expected that most transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         The net asset value ("NAV") per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

         The Trust will not compute NAV for a Fund on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the New York Stock Exchange is closed.

         The Funds reserves the right to not determine NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund's portfolio do not affect the Fund's net asset value.

         The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of shares in the Underlying Funds). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

         Investments in the Underlying Funds are generally based on the NAV of those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.

SYSTEMATIC INVESTMENT STRATEGIES

         AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund.

         AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to a Fund, sales charges may apply if not already paid.

         AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semiannually or annually, to you (or anyone you designate) from your account for Class A and Class C shares. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

         For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

INVESTOR PRIVILEGES

         The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

         NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same fund and class or another specifically requested fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will be automatically reinvested in the form of additional shares.

         EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Nationwide Fund to another Nationwide Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

EXCHANGES AMONG NATIONWIDE FUNDS

         Exchanges may be made among any of the Nationwide Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), as long as both accounts have the same owner, and your first purchase in the new Fund meets the new Fund's minimum investment requirement (and subject to the investor eligibility requirements for the Nationwide Short Duration Bond Fund).

         Because Class R1 and Class R2 shares of the Funds are held within retirement plans, exchange privileges with other Class R1 or Class R2 shares of the Nationwide Funds may not be available unless the Class R1 or Class R2 shares of the other Nationwide Funds, as applicable, are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R1 or Class R2 shares within your retirement plan.

         Generally, there is no sales charge for exchanges of Class C. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A and Class C shares of the Funds. If you exchange Class C, shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class C (or certain Class A) shares, the time you held Class C shares (or certain Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of the Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

      AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear the Fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      A Fund may record all instructions to exchange shares. A Fund reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Fund will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Fund reserves the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserves the right to require the original document if you use the fax method.

      BY ON-LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Nationwide Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

      AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number
      (614)- 428-3278.

      RETIREMENT PLANS- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

      CONSOLIDATED STATEMENTS - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Nationwide Funds. Your accounts are consolidated by Social Security number and zip code. Accounts in your household under other Social Security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax adviser on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semiannually detailing the financial operations of the Funds.

      PROSPECTUSES - An updated prospectus will be mailed to you at least annually.

      UNDELIVERABLE MAIL - If mail from a Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

PERFORMANCE ADVERTISING

         The Funds may use past performance in advertisements, sales literature, and its prospectus, including calculations of average annual total return as described below.

TOTAL RETURN

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one-, five-, and ten-year periods (or life, if the Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one-, five-, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets those particular funds. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust is currently authorized to offer shares of beneficial interest, without par value, in 59 series. With respect to the Funds, the Trust is authorized to offer the following share classes: Class A, Class C, Class R1, Class R2, Institutional Service Class and Institutional Class shares.

         You have an interest only in the assets of the shares of the Funds which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES

         All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

ADDITIONAL GENERAL TAX INFORMATION

BUYING A DIVIDEND

         If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

         The Funds calculate dividends and capital gain distributions in the same manner for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         The Funds receive income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Funds' net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by the Funds from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAIN

         The Funds may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Funds. Any net short-term or long-term capital gain realized by the Funds (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

RETURNS OF CAPITAL

         If the Funds' distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES

            Certain Funds (through their investment in the Underlying Funds) may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

            A Fund (through it's investment in the Underlying Funds) may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund intends to mark-to-market these securities and recognizes any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         A Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         The Funds intend to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, a Fund must meet certain specific requirements, including:

         (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS

         To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. A Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES

         Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Nationwide Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

         SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         DEFERRAL OF BASIS - CLASS A SHARES ONLY. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

         IF:

         o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

         o You sell some or all of your original shares within 90 days of their purchase, and

         o You reinvest the sales proceeds in the Fund or in another Nationwide Fund, and the sales charge that would otherwise apply is reduced or eliminated;

         THEN:
         In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Funds. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Funds' investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

         Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

         While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

         After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to Fund shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Because a Fund's investment strategy is to invest in non-U.S. companies, none of a Fund's dividends are expected to qualify for the corporate dividends received deduction.

         The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Fund were debt-financed or held by a Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES

         A Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

         DERIVATIVES. The Funds are permitted to invest in a options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge the Funds' portfolio or for any other permissible purposes consistent with that Fund's investment objective. If the Funds makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Funds also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

         CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

         TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, a Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

         SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

         INVESTMENT IN REMIC RESIDUAL INTERESTS (EXCESS INCLUSION INCOME). A Fund may invest in residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs"). The portion of the Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by a Fund to its shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

         Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Funds expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with a Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

         INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. A Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by a Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING.

         By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

         o provide your correct social security or taxpayer identification number,

         o    certify that this number is correct,

         o    certify that you are not subject to backup withholding, and

         o certify that you are a U.S. person (including a U.S. resident alien).

         A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

NON-U.S. INVESTORS.

         Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

         IN GENERAL. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

         CAPITAL GAIN DIVIDENDS & SHORT-TERM CAPITAL GAIN DIVIDENDS. In general, capital gain dividends paid by the Funds from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

         INTEREST-RELATED DIVIDENDS. Interest-related dividends paid by the Funds from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. While the Funds makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

         SUNSET DATE FOR SHORT-TERM CAPITAL GAIN DIVIDENDS AND INTEREST-RELATED DIVIDENDS. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

         OTHER. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

         U.S. ESTATE TAX. A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent.

         U.S TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

         THIS DISCUSSION OF "ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN THE FUND.

MAJOR SHAREHOLDERS

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly-owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly-owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

FINANCIAL STATEMENTS

            A copy of the Funds' annual report may be obtained without charge upon request by writing a Fund or by calling toll free 800-848-0920. As the Funds are new, the first annual report will be available on or about December 31, 2007.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's, description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C     Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D     Bonds are in default. Such bonds are not meeting current
                  obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1              This designation denotes best quality. There is
                          present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2              This designation denotes high quality. Margins of
                          protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3              This designation denotes favorable quality. All
                          security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4              This designation denotes adequate quality. Protection
                          commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                   APPENDIX B

                        PROXY VOTING GUIDELINES SUMMARIES

NATIONWIDE FUND ADVISORS

SUMMARY OF
PROXY VOTING GUIDELINES

GENERAL

         The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the "Funds") has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

         Nationwide Fund Advisors ("NFA" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

         The proxy voting records of the Funds are available to shareholders on the Trust's website, www.nationwidefunds.com, and the SEC's website.

HOW PROXIES ARE VOTED

         NFA has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

         NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

         NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

         For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2005 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.      AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o    Tenure of the audit firm

o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

o    Length of the rotation period advocated in the proposal

o    Significant audit-related issues

o    Number of audit committee meetings held each year

o    Number of financial experts serving on the committee

2.      BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent

o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.


INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.      SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.      PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.      POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.      MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.      REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.      CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9.      EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

o The plan expressly permits repricing of underwater options without shareholder approval; or

o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

o Stock ownership guidelines (a minimum of three times the annual cash retainer)

o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

o    Balanced mix between cash and equity

o    Non-employee directors should not receive retirement benefits/perquisites

o    Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: o Historic trading patterns

o    Rationale for the repricing

o    Value-for-value exchange

o    Option vesting

o    Term of the option

o    Exercise price

o    Participation

o    Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

o    Purchase price is at least 85 percent of fair market value

o    Offering period is 27 months or less, and

o    Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

o    Broad-based participation

o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.


SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.     SOCIAL AND ENVIRONMENTAL ISSUES

         These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

o    FOR proposals for the company to amend its Equal Employment Opportunity
     (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

                                   APPENDIX C

                                PORTFOLIO MANAGER


INVESTMENTS IN THE FUND

                                                                   DOLLAR RANGE OF INVESTMENTS IN THE
NAME OF PORTFOLIO MANAGER      FUND NAME                           FUND AS OF OCTOBER 31, 2006
-------------------------      ---------                           ----------------------------------
Thomas R. Hickey, Jr.          Nationwide Destination 2010 Fund    N/A
                               Nationwide Destination 2015 Fund
                               Nationwide Destination 2020 Fund
                               Nationwide Destination 2025 Fund
                               Nationwide Destination 2030 Fund
                               Nationwide Destination 2035 Fund
                               Nationwide Destination 2040 Fund
                               Nationwide Destination 2045 Fund
                               Nationwide Destination 2050 Fund
                               Nationwide Retirement Income Fund

DESCRIPTION OF COMPENSATION STRUCTURE

NATIONWIDE FUND ADVISORS ("NFA"):

         NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

         Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of NFA or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed-income portfolio managers is measured against a fund's stated benchmark over various time periods (E.G., on a one- or three-year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. NFA uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by NFA's Chief Investment Officer or such other managers as may be appropriate.

         The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

         Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

         Portfolio managers also may be awarded unregistered restricted equity interests in a related Nationwide entity that typically vest over time and are designed to create incentives to retain key talent and they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NFA's ultimate parent company. Such plan affords participating U.S.-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all NFA employees.


OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER                         AND TOTAL ASSETS BY CATEGORY AS OF OCTOBER 31, 2006
------------------------------------------------- -------------------------------------------------------------------
Thomas R. Hickey, Jr.                                              0 Accounts/$0 in assets managed
------------------------------------------------- -------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST

NATIONWIDE FUND ADVISORS ("NFA"):

         It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate NFA or its affiliates based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Amended and Restated Agreement and Declaration of Trust of the Trust, amended and restated as of October 28, 2004, previously filed with the Trust's registration statement on December 30, 2004, is hereby incorporated by reference.

         (1) Amending Resolutions dated September 30, 2004 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on February 28, 2005, are hereby incorporated by reference.

         (2) Amending Resolutions dated December 2, 2004 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on February 28, 2005, are hereby incorporated by reference.

         (3) Amending Resolutions dated January 12, 2006 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on February 28, 2006, are hereby incorporated by reference.

         (4) Amending Resolutions dated June 14, 2006 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on July 7, 2006, are hereby incorporated by reference.

         (5) Amending Resolutions dated September 13, 2006 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on September 26, 2006, are hereby incorporated by reference.

(b) Amended and Restated By-laws of the Trust, amended and restated as of October 28, 2004, previously filed with the Trust's registration statement on December 30, 2004, are hereby incorporated by reference.

(c) Certificates for shares are not issued. Articles III, V, and VI of the Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Exhibit (a) hereto, define rights of holders of shares.

(d)      Investment Advisory Agreements


         (1) Investment Advisory Agreement pertaining to series of the Trust currently managed by Nationwide Fund Advisors dated May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

         (2) Investment Advisory Agreement between the Trust and Nationwide Fund Advisors for the Nationwide Destination 2010, Nationwide

                  Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050 and Nationwide Retirement Income Funds dated August 28, 2007, is filed herewith as Exhibit 23(d)(2).

         (3)      Subadvisory Agreements.


                  (a) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and NorthPointe Capital, LLC for the Nationwide Large Cap Value, Nationwide Value Opportunities, Nationwide Mid Cap Growth, Nationwide Micro Cap Equity, Nationwide Small Cap Leaders, NorthPointe Small Cap Value and NorthPointe Small Cap Growth Funds dated May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (b) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and BlackRock Investment Management, LLC for Nationwide S&P 500 Index, Nationwide Small Cap Index, Nationwide Mid Cap Market Index, Nationwide International Index and Nationwide Bond Index Funds, effective May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (c) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Gartmore Global Partners for the Nationwide China Opportunities, Nationwide Emerging Markets, Nationwide International Growth, Nationwide Worldwide Leaders, and Nationwide Global Utilities Funds, effective May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (d) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Morley Capital Management, Inc. for the Nationwide Short Duration Bond and Nationwide Enhanced Income Funds, effective May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (e) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Nationwide Separate Accounts, LLC, (formerly, Gartmore Separate Accounts, LLC) for the Nationwide Mid Cap Growth Leaders Fund, effective May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

(e)      (1)      Underwriting Agreement dated May 1, 2007, between the
                  Trust and Nationwide Fund Distributors, LLC (formerly,
                  Gartmore Distribution Services, Inc., previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (a) Schedule A to the Underwriting Agreement between Nationwide Fund Distributors, LLC and the Trust, amended effective August 28, 2007, is filed herewith as Exhibit 23(e)(1)(a).

         (2) Model Dealer Agreement, effective January 2007, previously filed with the Trust's registration statement on February 28, 2007, is hereby incorporated by reference.

(f)               Not applicable.

(g)               Custodian Agreement

         (1) Custody Agreement dated April 4, 2003, Fund List amended as of December 29, 2004, between the Trust and JPMorgan Chase Bank, previously filed with the Trust's registration statement on February 28, 2005, is hereby incorporated by reference.

                  (a) Fund List to Global Custody Agreement between JPMorgan Chase Bank and the Trust, effective August 28, 2007, is filed herewith as Exhibit 23(g)(1)(a).

         (2) Waiver to Global Custody Agreement dated as of February 28, 2005, between the Trust and JPMorgan Chase Bank, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

         (3) Cash Trade Execution Rider dated April 4, 2003, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

         (4) Special Custody Account Agreement dated as of September 28, 2006, among Citigroup Global Markets Inc., Gartmore Hedged Core Equity (now known as Nationwide Hedged Core Equity) and Gartmore Market Neutral (now known as Nationwide Market Neutral) Funds, and JPMorgan Chase Bank, previously filed with the Trust's registration statement on December 14, 2006, is hereby incorporated by reference.

         (5) Institutional Client Agreement dated September 28, 2006, between Citigroup Global Markets Inc. and Gartmore Hedged Core Equity (now known as Nationwide Hedged Core Equity) and Gartmore Market Neutral (now known as Nationwide Market Neutral) Funds, previously filed with the Trust's registration statement on December 14, 2006, is hereby incorporated by reference.

(h)      (1)      (a) Fund Administration and Transfer Agency Agreement
                  between the Trust and Nationwide Fund Management LLC, amended and restated effective August 28, 2007, is filed herewith as
                  Exhibit 23(h)(1)(a).

         (2) (a) Administrative Services Plan, amended effective August 28, 2007, is filed herewith as Exhibit 23(h)(2)(a).

                  (b) Form of Servicing Agreement to Administrative Services Plan ("Servicing Agreement"), effective January 2007, previously filed with the Trust's registration statement on February 28, 2007, is hereby incorporated by reference.

         (3) Form of Operational Servicing Agreement between Nationwide Fund Management LLC and Fund Provider(s) is filed herewith as
                  Exhibit 23(h)(3).

         (4) Expense Limitation Agreement between the Trust and Nationwide Fund Advisors relating to the Nationwide Mid Cap Growth, Nationwide Mid Cap Growth Leaders, Nationwide Money Market, Nationwide Small Cap Leaders, Nationwide China Opportunities, Nationwide Global Natural Resources Funds, each of the Nationwide Optimal Allocations Funds, Nationwide Emerging

                  Markets, Nationwide International Growth, Nationwide Worldwide Leaders, Nationwide Global Financial Services, Nationwide Global Utilities, Nationwide Hedged Core Equity, Nationwide Small Cap Growth Opportunities, Nationwide Small Cap Value, Nationwide Small Cap Core, Nationwide Market Neutral, Nationwide U.S. Growth Leaders Long-Short, Nationwide Short Duration Bond, Nationwide Enhanced Income and NorthPointe Small Cap Growth Funds effective May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

         (5) Expense Limitation Agreement between the Trust and Nationwide Fund Advisors relating to the Nationwide Large Cap Value, Nationwide Global Technology and Communications, Nationwide Global Health Sciences, NorthPointe Small Cap Value, Nationwide Value Opportunities, Nationwide U.S. Growth Leaders, Nationwide Leaders, Nationwide Micro Cap Equity, Nationwide S&P 500 Index, Nationwide Small Cap Index, Nationwide Mid Cap Market Index, Nationwide International Index, Nationwide Bond Index Funds and each of the Nationwide Investor Destinations Funds effective May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

         (6) Fee Waiver Agreement between the Trust, on behalf of Nationwide U.S. Growth Leaders Long-Short Fund, and Nationwide Fund Advisors, effective February 28, 2007, is incorporated by reference.

         (7) Fee Waiver Agreement between the Trust, on behalf of the Nationwide Target Destination Funds, and Nationwide Fund Advisors, effective August 28, 2007, is filed herewith as
                  Exhibit 23(h)(7).

         (8) Form of Indemnification Agreement between the Trust and each of its trustees and certain of its officers, previously filed with the Trust's registration statement on February 28, 2005, is hereby incorporated by reference. Specific agreements are between the Trust and each of the following: Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, David C. Wetmore, Michael A. Krulikowski, and Gerald J. Holland.

         (9) Assignment and Assumption Agreement between Gartmore Mutual Funds, an Ohio business trust ("OBT") and the Trust, a Delaware statutory trust ("DST"), dated February 28, 2005, assigning GMF OBT's title, rights, interests, benefits and privileges in and to certain contracts listed in the Agreement, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

(i) Legal Opinion of Stradley Ronon Stevens & Young, LLP dated August 28, 2007, is filed herewith as Exhibit 23(i).

(j) Consent of Independent Registered Public Accounting Firm is filed herewith as Exhibit 23(j).

(k)      Not applicable.

(l)      Not applicable.

(m) Distribution Plan under Rule 12b-1, amended effective August 28, 2007, is filed herewith as Exhibit 23(m).

(n) Rule 18f-3 Plan, effective August 28, 2007, is filed herewith as Exhibit 23(n).

(o)      Not applicable.

(p)      (1)      Code of Ethics for the Gartmore Mutual Funds and Gartmore
                  Variable Insurance Trust (now known as the Trust and
                  Nationwide Variable Insurance Trust, respectively), previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

         (2) Code of Ethics for Nationwide Fund Advisors, NorthPointe Capital, LLC, BlackRock Investment Management, LLC, Morley Capital Management, Inc. and Nationwide Separate Accounts, LLC, to be filed by amendment.

         (3) Code of Ethics for Nationwide Fund Distributors LLC dated February 1, 2005, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

         (4) (a) Gartmore Global Partners Code of Ethics dated March 2004, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

                  (b) Gartmore Global Partners Personal Securities Trading Guidelines - Charlotte and New York dated March 2000, previously filed with the Trust's registration statement on October 13, 2000, is hereby incorporated by reference.

                  (c) Gartmore Global Partners Personal Securities Trading Guidelines - London and Tokyo dated March 2000, previously filed with the Trust's registration statement on October 13, 2000, is hereby incorporated by reference.

                  (d) Gartmore Global Partners Personal Dealing (Personal Securities Transactions) dated March 2000, previously filed with the Trust's registration statement on October 13, 2000, is hereby incorporated by reference.

(q)      (1)      Powers of Attorney with respect to the Trust for Charles E.
                  Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Phyllis Kay
                  Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F.
                  Kridler, Michael D. McCarthy, Arden L. Shisler, and David C.
                  Wetmore, previously filed with the Trust's registration statement on February 28, 2007, is hereby incorporated by reference.

         (2) Power of Attorney with respect to the Trust for John H. Grady and Gerald J. Holland, previously filed with the Trust's registration statement on February 28, 2007, is hereby incorporated by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 25. INDEMNIFICATION

Article VII, Section 1 of the Amended and Restated Agreement and Declaration of Trust (the "Declaration") of the registrant provides that any person, company or other organization ("Person") who is or was a Trustee, officer, employee or other agent of the registrant or certain others serving at the request of the registrant as a trustee, director, officer, employee or other agent of another company or enterprise (each, an "Agent"), when acting in the Agent's capacity as such, shall be liable to the registrant and to any shareholder of the registrant solely for such Agent's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as "Disqualifying Conduct"), and for nothing else; and, subject to the foregoing, a Trustee shall not be liable for errors of judgment or mistakes of fact or law.

Article VII, Section 2 of the Declaration provides that the registrant shall indemnify, out of registrant Property, to the fullest extent permitted under applicable law, any Trustee or officer of the registrant who was or is a party or is threatened to be made a party to any Proceeding (as defined in the

Declaration) by reason of the fact that such Person is or was a Trustee or officer of the registrant, against Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order or settlement shall not of itself create a presumption that such Person did not act in good faith or that such Person had reasonable cause to believe that such Person's conduct was unlawful. Notwithstanding any provision to the contrary contained in the Declaration, there is no right to indemnification for any liability arising by reason of the Disqualifying Conduct of the Trustee or officer of the registrant, and in accordance therewith, no indemnification shall be provided under the Declaration to a Trustee or officer of the registrant based on certain determinations or decisions specified under Section 2. Any indemnification under Article VII of the Declaration shall be made by the registrant if authorized in the specific case on a determination that indemnification of the Trustee or officer is proper in the circumstances by a majority vote of Disinterested Trustees (as defined in the Declaration) then in office, even though such number of Trustees shall be less than a quorum; a committee of such Trustees designated by majority vote of such Disinterested Trustees then in office even though such number of Trustees shall be less than a quorum; or by independent legal counsel in a written opinion. Nothing contained in Article VII shall affect any right to indemnification to which Persons may be entitled by contract, to the extent not inconsistent with applicable law, or otherwise under law.

The Trust has entered into indemnification agreements with each of the Trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify the indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(9) above.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         (a) Nationwide Fund Advisors, an investment adviser of the Trust, also serves as investment adviser to the Nationwide Variable Insurance Trust. Except as stated below, the Directors and Officers of Nationwide Fund Advisors have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates:

                  John H. Grady, President and Chief Executive Officer of Nationwide Fund Advisors, was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies) from March 2004 until March 2006. Mr. Grady also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006.

                  Each of the following persons serves in the same or similar capacity with one or more affiliates of Nationwide Fund Advisors. The address for the persons listed below is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.


                           POSITION WITH NATIONWIDE
NAME                       FUND ADVISORS                POSITION WITH REGISTRANT
----                       ------------------------     ------------------------
John H. Grady              President and CEO            President and CEO


Gerald J. Holland          Senior Vice President  -     Treasurer
                           Operations


Eric E. Miller             Senior Vice President,       Secretary
                           General Counsel and
                           Assistant Secretary


Gerald T. Nichols          Senior Vice President,       n/a
                           Head of Fixed Income


Douglas Castagna           Senior Vice President-US     n/a
                           Head of Finance and
                           Accounting and Treasurer



(b) Information for the Subadvisor of the Nationwide Short Duration Bond Fund and Nationwide Enhanced Income Fund.

         (1) Morley Capital Management, Inc. acts as subadvisor to the Nationwide Short Duration Bond Fund and Nationwide Enhanced Income Fund. The Directors and Officers of Morley Capital Management have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(c) Information for the Subadvisor of the Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide Bond Index Fund and Nationwide International Index Fund.

         (1) BlackRock Investment Management LLC, ("BlackRock") acts as subadvisor to the Funds listed above. The Directors and Officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(d) Information for the Subadvisor of the Nationwide Emerging Markets Fund, Nationwide International Growth Fund, Nationwide Worldwide Leaders, Nationwide Global Utilities Fund and Nationwide China Opportunities Fund.

         (1) Gartmore Global Partners ("GGP") acts as subadvisor to the Nationwide Emerging Markets Fund, Nationwide International Growth Fund, Nationwide Worldwide Leaders Fund, Nationwide Global Utilities Fund and Nationwide China Opportunities Fund as well as advisor to certain other clients. To the knowledge of the Registrant, the Directors and Officers of GGP have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(e) Information for the Subadvisor of the Nationwide Value Opportunities Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Micro Cap Equity Fund, Nationwide Small Cap Leaders Fund, NorthPointe Small Cap Value Fund and NorthPointe Small Cap Growth Fund.

         (1) NorthPointe Capital, LLC ("NorthPointe") acts as subadvisor to the Nationwide Value Opportunities Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Micro Cap Equity Fund, Nationwide Small Cap Leaders Fund, NorthPointe Small Cap Value Fund and NorthPointe Small Cap Growth Fund and separate institutional investors. The Directors and Officers of NorthPointe have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(f)      Information for the Subadvisor of the Nationwide Mid Cap Growth Leaders
         Fund.

         (1) Nationwide Separate Accounts, LLC acts as subadvisor to the Nationwide Mid Cap Growth Leaders Fund. The Directors and Officers of Nationwide Separate Accounts have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Nationwide Fund Distributors LLC, the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Variable Insurance Trust.

(b) Herewith is the information required by the following table with respect to each director, officer or partner of Nationwide Fund Distributors, LLC. The address for the persons listed below, except where otherwise noted, is 1200 River Road, Suite 1000, Coshohocken, Pennsylvania 19428.

                                                                                 Position with
Name:                                  Position with NFD:                        Registrant:
-----                                  ------------------                        -------------------
John H. Grady                          Director, President and Chief Executive   President and Chief
                                       Officer                                   Executive Officer


Gerald J. Holland                      Director, Senior Vice President -         Treasurer
                                       Operations

Gordon Wright                          Chief Compliance Officer                  n/a

Eric E. Miller                         Senior Vice President, General Counsel,   Secretary
                                       and Assistant Secretary

William Baltrus                        Vice President, Administration            Assistant Secretary

Kathy Richards*                        Secretary                                 n/a


Douglas Castagna                       Senior Vice President and Assistant       n/a
                                       Treasurer

Craig Stokarski                        Financial Operations Principal Treasurer  n/a

Robert A. Rosholt*                     Director                                  n/a

* The address for Kathy Richards and Robert A. Rosholt is One Nationwide Plaza, Columbus, Ohio 43215.

(c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

BISYS
3435 Stelzer Road
Columbus, OH 43219

Nationwide Funds Group
1200 River Road, Suite 1000
Conshohocken, PA 19428

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nationwide Mutual Funds (a Delaware Statutory Trust) certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment Nos. 88, 89 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conshohocken, and Commonwealth of Pennsylvania, on this 27th day of August, 2007.

                             NATIONWIDE MUTUAL FUNDS

                             By: /s/ ALLAN J. OSTER
                                 -----------------------------------------------
                                 Allan J. Oster, Attorney-In-Fact for Registrant


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 88, 89 TO THE REGISTRATION STATEMENT OF NATIONWIDE MUTUAL FUNDS HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 27TH DAY OF AUGUST, 2007.

Signature & Title

Principal Executive Officer

/s/ JOHN H. GRADY*
----------------------------------------------------
John H. Grady, President and Chief Executive Officer

Principal Accounting and Financial Officer

/s/ GERALD J. HOLLAND*
---------------------------------------------
Gerald J. Holland, Treasurer

/s/ CHARLES E. ALLEN*
---------------------------------------------
Charles E. Allen, Trustee

/s/ PAULA H.J. CHOLMONDELEY*
---------------------------------------------
Paula H.J. Cholmondeley, Trustee

/s/ C. BRENT DEVORE*
---------------------------------------------
C. Brent Devore, Trustee

/s/ PHYLLIS KAY DRYDEN*
---------------------------------------------
Phyllis Kay Dryden, Trustee

/s/ BARBARA L. HENNIGAR*
---------------------------------------------
Barbara L. Hennigar, Trustee

/s/ BARBARA I. JACOBS*
---------------------------------------------
Barbara I. Jacobs, Trustee

/s/ DOUGLAS F. KRIDLER*
---------------------------------------------
Douglas F. Kridler, Trustee

/s/ MICHAEL D. MCCARTHY*
---------------------------------------------
Michael D. McCarthy, Trustee

/s/ ARDEN L. SHISLER*
---------------------------------------------
Arden L. Shisler, Trustee

/s/ DAVID C. WETMORE*
---------------------------------------------
David C. Wetmore, Trustee and Chairman

*BY:  /s/ ALLAN J. OSTER
      ---------------------------------------
      Allan J. Oster, Attorney-In-Fact

                                 EXHIBITS INDEX

--------------------------------------------------------------------------------------------- ------------------------
                                          EXHIBITS                                            EXHIBIT NO.
--------------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------------- ------------------------
Investment Advisory Agreement pertaining to certain series of the Trust among
the Trust and Nationwide Fund Advisors (formerly, GMFCT)                                      Exhibit 23(d)(2)
--------------------------------------------------------------------------------------------- ------------------------

-------------------------------------------------------------------------------------------- ------------------------
Amended Schedule A to the Underwriting Agreement between Nationwide Fund
Distributors, LLC and the Trust                                                               Exhibit 23(e)(1)(a)
--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------
Amended  Fund List to Global Custody Agreement between JPMorgan Chase Bank and the Trust      Exhibit 23(g)(1)(a)
--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------
Amended Fund Administration and Transfer Agency Agreement between Nationwide Fund
Management, LLC and the Trust                                                                 Exhibit 23(h)(1)(a)
--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------
Amended  Administrative Services Plan                                                         Exhibit 23(h)(2)(a)
--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------
Form of Operational Servicing Agreement between Nationwide Fund
Management, LLC and the Trust                                                                 Exhibit 23(h)(3)
--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------
Fee Waiver Agreement between Nationwide Fund Advisors and the Trust                           Exhibit 23(h)(7)
--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------
Legal Opinion of Stradley Ronon Stevens & Young, LLP                                          Exhibit 23(i)
--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------
Consent of Independent Registered Public Accounting Firm                                      Exhibit 23(j)
--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------
Amended  Distribution Plan under Rule 12b-1                                                   Exhibit 23(m)
--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------
Amended Rule 18f-3 Plan                                                                       Exhibit 23(n)
--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------